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                         CMC SECURITIES CORPORATION IV,
                                    Seller,


                        NORTH AMERICAN MORTGAGE COMPANY,
                          Master Servicer/Loan Seller,


                                      and


                      THE FIRST NATIONAL BANK OF CHICAGO,
                                    Trustee



                         ------------------------------

                        POOLING AND SERVICING AGREEMENT

                         Dated as of September 1, 1997



                         ------------------------------

                       Mortgage Pass-Through Certificates

                               Series 1997-NAMC 3


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                               TABLE OF CONTENTS
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ARTICLE I - DEFINITIONS...........................................................................................1
         Section 1.01.  Defined Terms.............................................................................1

ARTICLE II - CONVEYANCE OF MORTGAGE LOANS;
                           ORIGINAL ISSUANCE OF CERTIFICATES ....................................................19
         Section 2.01.  Conveyance of Mortgage Loans.............................................................19
         Section 2.02.  Acceptance of any Trust Fund by the Trustee..............................................22
         Section 2.03.  Representations, Warranties and Covenants of the
                                    Master Servicer and the Seller...............................................23
         Section 2.04.  Representations and Warranties of the Loan Seller........................................25
         Section 2.05.  Issuance of Certificates.................................................................36

ARTICLE III - ADMINISTRATION AND SERVICING OF THE TRUST FUND.....................................................36
         Section 3.01.  Master Servicer to Act as Master Servicer................................................36
         Section 3.02.  Sub-Servicing Agreements Between Master Servicer
                                    and Sub-Servicers............................................................37
         Section 3.03.  Successor Sub-Servicers..................................................................38
         Section 3.04.  Liability of the Master Servicer.........................................................38
         Section 3.05.  No Contractual Relationship Between Sub-Servicers
                                    and Trustee or Certificateholders............................................38
         Section 3.06.  Assumption or Termination of Sub-Servicing Agreements
                                    by Trustee...................................................................39
         Section 3.07.  Collection of Certain Mortgage Loan Payments.............................................39
         Section 3.08.  Sub-Servicing Accounts...................................................................39
         Section 3.09.  Collection of Taxes, Assessments and Similar Items;
                                    Servicing Accounts...........................................................40
         Section 3.10.  Custodial Account........................................................................40
         Section 3.11.  Permitted Withdrawals From the Custodial Account.........................................41
         Section 3.12.  Permitted Instruments....................................................................42
         Section 3.13.  Maintenance of Primary Hazard Insurance..................................................43
         Section 3.14.  Enforcement of Due-on-Sale Clauses; Assumption Agreements................................44
         Section 3.15.  Realization Upon Defaulted Mortgage Loans................................................45
         Section 3.16.  Trustee to Cooperate; Release of Mortgage Files..........................................45
         Section 3.17.  Servicing Compensation...................................................................47
         Section 3.18.  Maintenance of Certain Servicing Policies................................................47
         Section 3.19.  Annual Statement as to Compliance........................................................47
         Section 3.20.  Annual Independent Public Accountants' Servicing Statement...............................48
         Section 3.21.  Access to Certain Documentation..........................................................48
         Section 3.22.  Title, Conservation and Disposition of REO Property......................................49
         Section 3.23.  Additional Obligations of the Master Servicer............................................51
         Section 3.24.  Excess Proceeds Account..................................................................51
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                               TABLE OF CONTENTS
                                 (Continued)

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         Section 3.25.  Maintenance of the Primary Mortgage Insurance Policies;
                           Collections Thereunder................................................................52
         Section 3.26.  Special Servicing........................................................................53
         Section 3.27.  Duties with respect to REMICs............................................................53

ARTICLE IV - PAYMENTS TO CERTIFICATEHOLDERS......................................................................54
         Section 4.01.  Certificate Account......................................................................54
         Section 4.02.  Statements to Certificateholders.........................................................58
         Section 4.03.  Reports; Advances by the Master Servicer.................................................59
         Section 4.04.  Information Reports to be Filed by the Master Servicer...................................61
         Section 4.05.  Compliance with Withholding Requirements.................................................61
         Section 4.06.  Reporting of Realized Losses.............................................................61

ARTICLE V - THE CERTIFICATES.....................................................................................61
         Section 5.01.  The Certificates.........................................................................61
         Section 5.02.  Registration of Transfer and Exchange of Certificates....................................62
         Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates........................................63
         Section 5.04.  Persons Deemed Owners....................................................................64

ARTICLE VI - LIABILITY...........................................................................................64
         Section 6.01.  Liability of the Seller, the Loan Seller and the Master Servicer.........................64
         Section 6.02.  Merger; Consolidation or Conversion of the Seller
                                    or the Master Servicer.......................................................64
         Section 6.03.  Limitation on Liability of the Seller, the Master Servicer and Others....................65
         Section 6.04.  Limitation on Resignation of the Master Servicer.........................................65

ARTICLE VII - MASTER SERVICER DEFAULT............................................................................66
         Section 7.01.  Events of Default........................................................................66
         Section 7.02.  Trustee to Act; Appointment of Successor.................................................68
         Section 7.03.  Notification to Certificateholders.........................................................
         Section 7.04.  Waiver of Events of Default..............................................................69

ARTICLE VIII - CONCERNING THE TRUSTEE............................................................................69
         Section 8.01.  Duties of Trustee........................................................................69
         Section 8.02.  Certain Matters Affecting the Trustee....................................................70
         Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans....................................71
         Section 8.04.  Trustee May Own Certificates.............................................................72
         Section 8.05.  Master Servicer to Pay Trustee's Fees....................................................72
         Section 8.06.  Eligibility Requirements for Trustee.....................................................73
         Section 8.07.  Resignation and Removal of the Trustee...................................................73
         Section 8.08.  Successor Trustee........................................................................74
         Section 8.09.  Merger or Consolidation of Trustee.......................................................74
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                               TABLE OF CONTENTS
                                  (Continued)

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         Section 8.10.  Appointment of Co-Trustee or Separate Trustee............................................75

ARTICLE IX - TERMINATION.........................................................................................76
         Section 9.01.  Termination Upon Repurchase or Liquidation of All Mortgage Loans.........................76
         Section 9.02.  Additional Termination Requirements......................................................77

ARTICLE X - [RESERVED]...........................................................................................78

ARTICLE XI - MISCELLANEOUS PROVISIONS............................................................................78
         Section 11.01.  Amendment...............................................................................78
         Section 11.03.  Limitation on Rights of Certificateholders..............................................80
         Section 11.04.  Governing Law...........................................................................81
         Section 11.05.  Notices.................................................................................81
         Section 11.06.  Severability of Provisions..............................................................81
         Section 11.07.  Successors and Assigns; Third Party Beneficiary.........................................81
         Section 11.08.  Article and Section Headings............................................................81
         Section 11.09.  Notice to Rating Agencies and Certificateholder.........................................82
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EXHIBIT A             -        FORM OF CERTIFICATE
EXHIBIT B             -        FORM OF TRUSTEE INITIAL CERTIFICATION
EXHIBIT C             -        FORM OF TRUSTEE FINAL CERTIFICATION
EXHIBIT D-1           -        FORM OF REQUEST FOR RELEASE
EXHIBIT D-2           -        FORM OF REQUEST FOR RELEASE FOR MORTGAGE LOANS
                               PAID IN FULL
EXHIBIT E             -        FORM OF PURCHASER LETTER
EXHIBIT F             -        MORTGAGE LOAN SCHEDULE
EXHIBIT G             -        LOAN DATA REQUIREMENTS - MONTHLY DATA
EXHIBIT H             -        FORM OF SPECIAL SERVICING AND COLLATERAL FUND
                               AGREEMENT


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         This Pooling and Servicing Agreement, dated and effective as of
September 1, 1997, among CMC Securities Corporation IV, as Seller (together with its successors and assigns, the "Seller"), North American Mortgage Company, as Master Servicer (in such capacity, the "Master Servicer"), and as Loan Seller (in such capacity, the "Loan Seller") and The First National Bank of Chicago, as Trustee (the "Trustee").

                             PRELIMINARY STATEMENT:

         The Seller intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple Series (as defined herein), each of which shall evidence the entire beneficial ownership interest in Loan Group (as defined herein) consisting of Mortgage Loans (as defined herein).

I                                  DEFINITIONS

         1.01     Defined Terms.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         "Accepted Servicing Practices": With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan, and which are in accordance with FNMA servicing practices and procedures, for MBS pool mortgages, as defined in the FNMA Guides including future updates.

         "Advance": As to any Mortgage Loan, any Servicing Advance or any advance made by the Master Servicer on any Distribution Date pursuant to
Section 4.03.

         "Advance Reimbursement Amount": For any Distribution Date, the amount of reimbursement owed to the Master Servicer for any Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, but excluding any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses, or Extraordinary Losses.

         "Agreement": This Pooling and Servicing Agreement and all amendments hereof.

         "Anniversary":  Each anniversary of September 1, 1997.

         "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.



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         "Assignment and Assumption Agreements": The Assignment and Assumption
Agreements made pursuant to the Loan Sale Agreement (i) between DLJ Mortgage Capital, Inc. and Capstead Capital Corporation, and (ii) between Capstead Capital Corporation and the Seller

         "Available Distribution Amount": With respect to any Distribution Date and each Loan Group, for purposes of distributions on the related Series of Certificates, an amount equal to (a) the sum of (i) the balance on deposit in the Custodial Account relating to such Loan Group as of the close of business on the related Determination Date and (ii) the aggregate amount of (x) any Advances (other than Servicing Advances) made with respect to such Loan Group,
(y) all required transfers pursuant to Section 3.22, which relate to such Loan Group and (z) all amounts required to be paid by the Master Servicer with respect to such Loan Group pursuant to Sections 3.13 and 3.23 by deposits into the Certificate Account on the immediately preceding Certificate Account Deposit Date, reduced by (b) the sum, as of the close of business on the related Determination Date, of (i) Monthly Payments with respect to such Loan Group collected but due during a Due Period subsequent to the Due Period relating to such Distribution Date, (ii) all interest or other income earned on deposits relating to such Loan Group in the Custodial Account, (iii) any other amounts reimbursable or payable to the Master Servicer or any Sub-Servicer pursuant to Section 3.11, which relate to such Loan Group with respect to such Distribution Date and (iv) any unscheduled payments with respect to such Loan Group, including Insurance Proceeds, Liquidation Proceeds, Principal Prepayments, REO Proceeds and the proceeds of Mortgage Loan purchases made pursuant to Sections 2.02, 2.04 or 3.22, in each case received after the Prepayment Period relating to such Distribution Date.

         "Bankruptcy Amount": As of any date of determination, an amount, equal to the excess if any, of (1) $100,000.00 (the initial "Bankruptcy Amount") over
(2) the aggregate amount of Bankruptcy Losses allocated solely to the Subordinate Securities prior to such date in accordance with Section 7 of the Series Supplement.

         "Bankruptcy Code":  The Bankruptcy Code of 1978, as amended.

         "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt Service Reduction.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in California, New York or Illinois (and such other state or states in which a Custodial Account or a Certificate Account is at the time located) or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

         "Cash Liquidation": As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Disposition occurred, the final receipt by or on behalf of the Master Servicer of all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         "Certificate": Each of the Certificates executed by the Seller and authenticated by the Trustee evidencing a beneficial interest in the Trust Fund for the Series indicated on such Certificate.


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         "Certificate Account": The trust account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, in trust for registered holders of Mortgage Pass-Through Certificates, Series 1997-NAMC 3", and which account or accounts must each be an Eligible Account.

         "Certificate Account Deposit Date": With respect to any Distribution Date, the Business Day immediately prior thereto.

         "Certificate Distribution Amount": With respect to each Series, the amounts to be distributed to the holders of the Certificates of such Series pursuant to Section 4.01(c)(1) and (c)(2).

         "Certificate Register": The register maintained pursuant to Section
5.02.

         "Certificate Registrar": The Person appointed by the Trustee to be its agents with respect to certain Certificate administration matters; provided, however, that any such appointment will not relieve the Trustee from its obligation to perform its duties hereunder.

         "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Seller or the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest represented by such Certificate shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee shall be entitled to rely upon a certification of the Seller or the Master Servicer in determining if any Certificates are registered in the name of a respective affiliate.

         "Closing Date":  September 30, 1997.

         "Code":  The Internal Revenue Code of 1986, as amended.

         "Collateral Value": The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal (as reviewed and approved by the Loan Seller) made at the time of the origination of the related Mortgage Loan, or
(ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised (as reviewed and approved by the Loan Seller) value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Loan Seller) obtained at the time of refinancing.

         "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business related to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at One First National Plaza, Mail Suite 0126, Chicago, Illinois 60670-0126, Attention: CMCSC IV/North American 1997-NAMC 3.



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         "Curtailment": Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the stated Principal Balance of the Mortgage Loan including the principal portion of repurchase proceeds received with respect to any Mortgage Loan which was repurchased by the Loan Seller pursuant to its repurchase obligation in Sections 2.02 and 2.04 hereof, Insurance Proceeds, and any other unscheduled payments of principal, other than Payoffs or Liquidation Principal, which were received during the preceding calendar month.

         "Custodial Account": The custodial account or accounts created and maintained pursuant to Section 3.10 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.10 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

         "Cut-off Date":  September 1, 1997.

         "DCR":  Duff & Phelps Credit Rating Co. or its successor in interest.

         "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated by the Mortgagor under the Bankruptcy Code.

         "Determination Date": The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

         "Distribution Date": The second Business Day prior to the 25th day of each month, commencing in October, 1997.

         "Due Date": The first day of the month of the related Distribution
Date.

         "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the related Due Date.

         "Eligible Account": An account maintained with a federal or state chartered depository institution (i) the short-term obligations of which are rated by each of the Rating Agencies in its highest rating at the time of any deposit therein, or (ii) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the


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Certificateholders of the applicable Series will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Instruments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Instrument is an obligation of the institution that maintains the applicable Certificate Account or Custodial Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as a Custodial Account, an Excess Proceeds Account or a Certificate Account will not have an adverse effect on the then-current ratings assigned to the Securities then rated by the Rating Agencies). Eligible Accounts may bear interest.

         "Event of Default": One or more of the events described in Section
7.01.

         "Excess Bankruptcy Loss": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

         "Excess Fraud Loss": Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

         "Excess Proceeds": With respect to each Mortgage Loan as to which an REO Disposition has occurred, the proceeds that are specified as being "Excess Proceeds" in Section 3.22.

         "Excess Proceeds Account": The separate account or accounts created and maintained pursuant to Section 3.24, which shall be entitled "The First National Bank of Chicago, in trust for registered holders of Mortgage Pass-Through Certificates, Series 1997-NAMC 3, Excess Proceeds Account," and which account or accounts shall be an Eligible Account.

         "Excess Special Hazard Loss": Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

         "Extraordinary Events": Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                    (a) losses which are of a type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to
                         Section 3.18, but are in excess of the coverage maintained thereunder;

                    (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, or remote or be in whole or in part caused by, contributed to or


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                         aggravated by a peril covered by the definition of
                         the term "Special Hazard Loss";

                    (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack

               (1) by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               (2)  by military, naval or air forces; or

               (3) by an agent of any such government, power, authority or forces;

                    (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                    (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

         "Extraordinary Losses": Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

         "FDIC": Federal Deposit Insurance Corporation or any successor.

         "FHLMC": Federal Home Loan Mortgage Corporation or any successor.

         "FNMA": Federal National Mortgage Association or any successor.

         "FNMA Guides": The FNMA Sellers' Guide and the FNMA Servicers' Guide and all amendments or additions thereto.

         "Fractional Undivided Interest": With respect to any Certificate of a Series, the fractional undivided interest in any Trust Fund of such Series as evidenced by such Certificate.

         "Fraud Loss Amount": With respect to each Series and any date of determination after the Cut-off Date an amount equal to: (i) prior to the first Anniversary, an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans in the Loan Group for such Series as of the Cut-off Date minus the aggregate amount of Fraud Losses incurred on such Mortgage Loans since the Cut-off Date, and (ii) from and including the first Anniversary to but not including the fifth Anniversary, an amount equal to the lesser of (a) the Fraud Loss Amount as of the most recent Anniversary and (b) 1.00% of the aggregate outstanding principal balance of all of


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such Mortgage Loans, as of the most recent Anniversary. On and after the fifth
Anniversary the Fraud Loss Amount with respect to the Mortgage Loans for each Series shall be zero.

         "Fraud Losses": Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

         "Funding Date": With respect to each Mortgage Loan, the date on which funds were advanced by or on behalf of the Loan Seller and interest began to accrue thereunder.

         "Initial Certificate Principal Balance": With respect to each Series, the Certificate Principal Balance of such Series as of the Cut-off Date as set forth in the Preliminary Statement hereto.

         "Indenture": The Indenture dated as of September 1, 1997 by and between CMC Securities Corporation IV, as Issuer, and The First National Bank of Chicago, as Indenture Trustee.

         "Insurance Policy": With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

         "Insurance Proceeds": Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Hazard Insurance Policy, any title insurance policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         "Interest Accrual Period": With respect to a Distribution Date in a given calendar month, the immediately preceding calendar month.

         "Late Collections": With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         "Liquidated Loan": A Mortgage Loan as to which the Master Servicer has determined in accordance with its Accepted Servicing Practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds, or otherwise have been recovered.

         "Liquidation Principal": The principal portion of Liquidation Proceeds received with respect to each Mortgage Loan which became a Liquidated Loan (but not in excess of the principal balance thereof) during the related Prepayment Period for any Distribution Date.

         "Liquidation Proceeds": Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received in respect of any REO Property.


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         "Loan Group": With respect to each Series, the pool of Mortgage Loans assigned to such Series as specified in the applicable Mortgage Loan Schedule. The Loan Group with respect to Series 1997-NAMC 3-A shall be the Mortgage Loans identified as Group 1 on the Mortgage Loan Schedule attached hereto as Exhibit F, and the Loan Group with respect to Series 1997-NAMC 3-B shall be the Mortgage Loans identified as Group 2 on such Mortgage Loan Schedule.

         "Loan Sale Agreement": The Seller's Warranties and Servicing Agreement dated as of September 1, 1997 between DLJ Mortgage Capital, Inc. and the Loan Seller.

         "Loan Seller": North American Mortgage Company, and its successors and assigns.

         "Loan-to-Value Ratio": With respect to any Mortgage Loan and as of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of such Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

         "Lower REMIC": As defined in the Series Supplement.

         "Master Servicer": North American Mortgage Company or any successor master servicer appointed as herein provided.

         "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note as originally executed (after adjustment, if any, for Principal Prepayments and for Deficient Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

         "Mortgage": The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

         "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan.

         "Mortgage Loan": Each of the mortgage loans, transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03 and from time to time held in the Trust Fund for a Series, the Mortgage Loans originally so transferred, assigned and held being identified in the applicable Mortgage Loan Schedule. As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

         "Mortgage Loan Schedule": As of any date of determination and with respect to each Series, the schedule of Mortgage Loans included in the Trust Fund for such Series. The initial Mortgage Loan Schedules are attached hereto as Exhibit F (and, for purposes of the Trustee's review of the Mortgage Files pursuant to Section 2.02, such Mortgage Loan Schedules shall be in computerreadable form as delivered to the Trustee). The Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan included in the related Loan Group:



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                     (i) the loan number and name of the Mortgagor;

                    (ii) the street address, city, state and zip code of the
                         Mortgaged Property;

                   (iii) the Mortgage Rate set forth in the related Mortgage
                         Note;

                    (iv) the maturity date;

                     (v) the original principal balance;

                    (vi) the first payment date;

                   (vii) the type of Mortgaged Property;

                  (viii) the Monthly Payment in effect as of the Cut-off
                         Date;

                    (ix) the scheduled principal balance as of the Cut-off
                         Date;

                     (x) the unpaid actual principal balance as of the Cut-off
                         Date;

                    (xi) the occupancy status;

                   (xii) the purpose of the Mortgage Loan;

                  (xiii) the Collateral Value of the Mortgaged Property;

                   (xiv) the original term to maturity;

                    (xv) whether or not the Mortgage Loan provides for a
                         Principal Prepayment penalty;

                   (xvi) the paid-through date of the Mortgage Loan; and

                  (xvii) the number of units in the Mortgaged Property.

         Each Mortgage Loan Schedule shall also set forth the total of the amounts described under clause (ix) or (x) above for all of the Mortgage Loans in the related Loan Group. Each Mortgage Loan Schedule may be in the form of more than one schedule, collectively setting forth all of the information required.

         "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan.

         "Mortgaged Property": With respect to a Mortgage Loan, the underlying real property (or leasehold estate of the Mortgagor, the term of which is equal to or longer than the term of the Mortgage) securing repayment of a Mortgage Note, consisting of a single parcel of real estate considered to be real estate under the laws of the State in which such real property is located, which may include condominium units and planned unit developments, improved by a residential dwelling.

         "Mortgagor":  The obligor or obligors on a Mortgage Note.

         "Net Mortgage Rate": As to each Mortgage Loan, a per annum rate of interest equal to the Mortgage Rate as in effect from time to time minus the Servicing Fee Rate.

         "Nonrecoverable Advance": Any Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.03(b). The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Seller and the Trustee.

         "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, vice president or assistant vice president and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Master Servicer, the Loan Seller, or of the Sub-Servicer and delivered to the Seller and Trustee.

         "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Seller or the Master Servicer, reasonably acceptable to the Trustee; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) qualification of either the Upper REMIC or the Lower REMIC as a REMIC, (c) compliance with the REMIC Provisions or (d) resignation of the Master Servicer pursuant to Section 6.04 must be an opinion of counsel who (i) is in fact independent of the Seller and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or in an affiliate of either and (iii) is not connected with the Seller or the Master Servicer as an officer, employee, director or person performing similar functions.

         "Optional Termination Date": Any Distribution Date on which the aggregate outstanding Stated Principal Balance of the Mortgage Loans is equal to or less than 5 percent of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cutoff Date.

         "OTS":  Office of Thrift Supervision or any successor.

         "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in full, Cash Liquidation or REO

Disposition and which was not purchased prior to such Due Date pursuant to Sections 2.02, 2.04 or 3.22.

         "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Pass-Through Rate": With respect to each Series and a Distribution Date, the weighted average of the Net Mortgage Rates on the Mortgage Loans included in the Loan Group relative to such Series on the related Due Date.

         "Payoff": Any payment of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan made by the Mortgagor or through the application of Liquidation Proceeds, if received in advance of the last scheduled Due Date for such Mortgage Loan together with interest received thereon which interest, if such payment is made by the Mortgagor, shall equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

         "Payoff Period": With respect to the first Distribution Date, the period from the Cut-Off Date through October 14, 1997, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the prior month through the 14th day of the month of such Distribution Date, inclusive.

         "Permitted Encumbrances": With respect to any Mortgaged Property, any of the following: (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or
(B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

         "Permitted Instruments":  Any one or more of the following:

                    (i) direct obligations of, or obligations, the timely payment of which, are fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                    (ii) repurchase obligations (the collateral for which is
                         held by a third party or the Trustee) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest long-term rating categories;

                   (iii) Certificates of deposit, time deposits, demand
                         deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short- term commercial paper of such bank or trust company at the date of acquisition thereof has been rated by each Rating Agency in its highest short-term rating;

                    (iv) money market funds organized under the Investment
                         Company Act of 1940 or common trust fund rated not less than "AAAm" by Standard & Poor's, not less than "Aaa" by Moody's Investors Service, Inc. and not less than "AAA" by DCR, if rated by DCR;

                    (v) commercial paper (having original maturities of not more than nine months) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating; and

                    (vi) any other obligation or security acceptable to the
                         Rating Agencies (as certified by a letter from each Rating Agency to the Trustee) in respect of mortgage pass-through certificates rated in one of its two highest rating categories;

provided, that no such instrument shall be a Permitted Instrument if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

         "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Prepaid Monthly Payment": Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account until the Certificate Account Deposit Date.

         "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Curtailment or a Payoff during the related Prepayment Period, an amount equal to the amount of interest that would have accrued at the applicable Net Mortgage Rate on the principal balance of such Mortgage Loan immediately prior to such prepayment (or in the case of a Curtailment on the amount of such prepayment) during the period commencing on the date of prepayment, or in the case of a Payoff in full the date as of which the prepayment is applied, and ending on the last day of the month of prepayment.

         "Prepayment Period": With respect to a Distribution Date, with respect to (i) Payoffs, the Payoff Period and (ii) Curtailments, the calendar month preceding the month in which such Distribution Date occurs.

         "Primary Hazard Insurance Policy": Each primary hazard insurance policy required to be maintained pursuant to the first or the second paragraph of Section 3.13.

         "Primary Mortgage Insurance Policy": Each primary policy of mortgage insurance represented to be in effect pursuant to Section 2.04(b)(A)(xxxi), or any replacement policy therefor obtained by the Master Servicer pursuant to
Section 3.25.

         "Principal Prepayment": Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

         "Purchase Price": With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section 2.02 or 2.04 or that the Master Servicer is entitled to repurchase pursuant to Section 3.22, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof, plus (ii) unpaid accrued interest (or REO Imputed Interest) at the applicable Net Mortgage Rate on the Stated Principal Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the Mortgagor or advanced and distributed to Certificateholders together with unpaid Servicing Fees from the date through which interest was last paid by the Mortgagor, in each case to the first day of the month in which such Purchase Price is to be distributed, plus (iii) the aggregate of all Advances made in respect of such Mortgage Loan (or REO Property) that were not previously reimbursed.

         "Qualified Mortgage Insurer": A mortgage guaranty insurance company qualified under the laws of the state in which the related Mortgaged Property is located to transact a mortgage guaranty insurance business therein and to write the insurance provided by primary mortgage insurance policies and approved as an insurer by FNMA or FHLMC and whose obligations have a rating by each Rating Agency not lower than the rating of the Certificates.

         "Rating Agency": Standard & Poor's and DCR, however, if such agencies and their successors are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and Master Servicer. References herein to the two highest long term debt rating categories of a Rating Agency shall mean "AA" or better in the case of Standard & Poor's and DCR and references herein to the highest short-term debt rating of a Rating Agency shall mean "A-1" in the case of Standard & Poor's and "D-1" in the case of DCR, and in the case of any other Rating Agency such references shall mean the equivalent rating categories without regard to any plus or minus.

         "Realized Loss": With respect to each Mortgage Loan or REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation or REO Disposition occurred on the Stated Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Sub-Servicer with respect to related Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the amount of such Debt Service Reduction.

         "Record Date": With respect to a Distribution Date, the last Business Day of the month immediately preceding the month of the such Distribution Date.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "REMIC Loss": The failure of the Upper REMIC or Lower REMIC or any portion thereof to qualify or to continue to qualify as a REMIC or the imposition of a tax under the REMIC Provisions on any income of the Upper REMIC or Lower REMIC.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         "Remittance Report": A report prepared by the Master Servicer providing the information set forth in Section 4.03.

         "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code, which income, subject to the terms and conditions of that Section of the Code in its present form, does not include:

                  (i) except as provided in Section 856(d)(4) or (6) of the Code, any amount received or accrued, directly or indirectly, with respect to such REO Property, if the determination of such amount depends in whole or in part on the income or profits derived by any Person from such property (unless such amount is a fixed percentage or percentages of receipts or sales and otherwise constitutes Rents from Real Property);

                  (ii) any amount received or accrued, directly or indirectly, from any Person if any Trust Fund owns directly or indirectly (including by attribution) a 10 percent or greater interest in such Person determined in accordance with Sections 856(d)(2)(B) and (d)(5) of the Code;

                  (iii) any amount received or accrued, directly or indirectly, with respect to such REO Property if any Person Directly Operates such REO Property, other than by providing services that are not considered to be rendered to the occupants of such REO Property within the meaning of Treasury Regulation Section 1.512(b)-1(c)(5);

                  (iv) any amount charged for services that are not customarily furnished in connection with the rental of property to tenants in buildings of a similar class in the same geographic market as such REO Property (whether or not such charges are separately stated); and

                  (v) rent attributable to personal property unless such personal property is leased under, or in connection with, the lease of such REO Property and, for any taxable year of any Trust Fund, such rent is no greater than 15 percent of the total rent received or accrued under, or in connection with, the lease.

         "REO Acquisition": The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

         "REO Disposition": The final receipt by or on behalf of the Master Servicer of all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         "REO Imputed Interest": As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.15 by any income from the REO Property treated as a recovery of principal).

         "REO Proceeds": Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Custodial Account as and when received.

         "REO Property": A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         "Repurchase Price": An amount at least equal to the aggregate Security Principal Balance of the Securities plus accrued interest on the Securities through the end of the month preceding the month in which the Optional Termination Date occurs.

         "Request for Release": A release signed by a Servicing Officer, in the form of Exhibits D-1 or D-2 attached hereto.

         "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any assistant Vice President, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer, any assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Rule 144A": Rule 144A under the Securities Act of 1933, as amended, as in effect from time to time.

         "Securities":  As defined in the Series Supplement.

         "Security Principal Balance":  As defined in the Series Supplement.

         "Seller": CMC Securities Corporation IV, a Delaware corporation, or its successor in interest.

         Series: A Series of Certificates (which may consist of a single Certificate) evidencing a beneficial interest in the Trust Fund for such Series. The Series is indicated on the face of a Certificate. The Series that are the subject of this Agreement are Series 1997-NAMC 3-A and Series 1997-NAMC 3-B.

         "Series Supplement": The Series 1997-NAMC 3 Supplement dated as of September 1, 1997, by and between CMC Securities Corporation IV, as Issuer (in such capacity, the "Issuer"), and The First National Bank of Chicago, as Indenture Trustee, which Series Supplement supplements the Indenture.

         "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

         "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property,
(ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under the second paragraph of Section 3.01, Section 3.09 and
Section 3.25.

         "Servicing Fee": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the applicable Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest computed on the basis of a 360 day year consisting of twelve, 30 day months).

         "Servicing Fee Rate": With respect to each Mortgage Loan, the per annum rate of [0.26]%.

         "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name appears on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         "Servicing Transfer": The transfer of servicing responsibilities to a successor Master Servicer pursuant to Section 7.01 of this Agreement.

         "Single Certificate": A Certificate of any Series evidencing an initial Certificate Principal Balance equal to $1,000.

         "Special Hazard Amount": On each anniversary of the Cut-off Date, the Special Hazard Amount will be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate Stated Principal Balance of the Mortgage Loans, (b) 1% of the aggregate Stated Principal Balance of the Mortgage Loans and (c) twice the Stated Principal Balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month and (2) the Special Hazard Amount as of the Cut-off Date (being the amount under (1) above calculated as of the Cut-off Date) as reduced by the Special Hazard Losses allocated to the Certificates since the Cut-off Date.

         "Special Hazard Loss": Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss, but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained in respect to such Mortgaged Property pursuant to
Section 3.13 to the extent of the amount of such loss covered thereby, or (ii) any Extraordinary Loss.

         "Special Servicing Agreement": The special servicing and collateral fund agreement substantially in the form of Exhibit H hereto entered into by the Master Servicer in accordance with Section 3.26.

         "Standard & Poor's": Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

         "Startup Day": The day designated as such pursuant to Article X hereof.

         "Stated Principal Balance": With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of principal payments due on or before such date, whether or not received, minus
(ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were distributed or with respect to which an Advance was distributed, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and net income from a REO Property to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.15 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 4.01 on any previous Distribution Date, and (c) any Realized Loss with respect thereto allocated pursuant to Section 7 of the Series Supplement for any previous Distribution Date.

         "Sub-Servicer": Any Person with which the Master Servicer has entered into a SubServicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02; provided, however, that the term "Sub-Servicer" shall not include any agent on behalf of the Master Servicer solely with respect to tax collections and provided further that notwithstanding the employment of any such agent, nothing herein shall relieve the Master Servicer from its obligations and liabilities to the Certificateholders and the Trustee for servicing and administering the Mortgage Loans.

         "Sub-Servicer Remittance Date": The 18th day of each month, or if such day is not a Business Day, the immediately preceding Business Day.

         "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Master Servicer.

         "Sub-Servicing Agreement": The written contract between the Master Servicer and a SubServicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

         "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         "Trust": The trust established pursuant to the terms of this Agreement.

         "Trust Fund": With respect to a Series, the pool of assets subject hereto in which the Certificates of such Series represent a beneficial interest, constituting the primary trust created hereby and to be administered hereunder with respect to such Series, consisting of: (i) the Mortgage Loans in the related Loan Group (exclusive of payments of principal and interest due on or before the Cut-off Date, if any) as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans (exclusive of any prepayment fees and late payment charges received on such Mortgage Loans), together with all documents included in the related Mortgage File, subject to Section 2.01; (ii) such funds or assets as from time to time are deposited in the Custodial Account, the Excess Proceeds Account or the Certificate Account, each with respect to such Series; (iii) any REO Property relating to a defaulted Mortgage Loan in the related Loan Group; and (iv) the Primary Hazard Insurance Policies, if any, and all other Insurance Policies with respect to the Mortgage Loans in the related Loan Group. The Trust Fund relating to Series 1997-3-A shall be a Trust Fund that includes the Mortgage Loans identified as Group 1 on Exhibit F hereto, and the Trust Fund relating to Series 1997-3-B shall be a Trust Fund that includes the Mortgage Loans identified as Group 2 on Exhibit F hereto. Reference to holders of Certificates evidencing Fractional Undivided Interests aggregating not less than a certain percentage of the Trust Fund of a particular Series means holders of Certificates the aggregate Fractional Undivided Interests of such Series of which, as indicated on the face thereof, is not less than such percentage.

         "Trustee": The First National Bank of Chicago, or its successor in interest, or any successor trustee appointed as herein provided.

         "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.13.

         "United States": As defined in Section 7701 of the Code or successor provisions.

         "Upper REMIC": As defined in the Series Supplement.


II                        CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

         2.01 Conveyance of Mortgage Loans.

         With respect to each Series, the Seller, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Seller in and to the Loan Group related to such Series (exclusive of any prepayment fees and late payment charges received thereon) and all other assets included or to be included in any Trust Fund for each such Series. Such assignment includes all principal and interest received by the Master Servicer on or with respect to the applicable Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date).

         In connection with such transfer and assignment, the Seller shall deliver (or cause to be delivered) to, and deposit (or cause to be deposited) with the Trustee on or before the Closing Date, the following documents or instruments:

                    (i) the original Mortgage Note endorsed "Pay to the order of The First National Bank of Chicago, as trustee, without recourse," and signed in the name of the Loan Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Loan Seller. If the Mortgage Loan was acquired by the Loan Seller in a merger, the endorsement must be by "[Loan Seller], successor by merger to the [name of predecessor]". If the Mortgage Loan was acquired or originated by the Loan Seller while doing business under another name, the endorsement must be by "[Loan Seller] formerly known as [previous name]";

                    (ii) the original Mortgage with evidence of recording
                         thereon, or a copy thereof certified by the public recording office in which such Mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the Loan Seller, of the original Mortgage together with a certification of the Loan Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located;

                   (iii) a duly executed original Assignment of the Mortgage
                         in recordable form to "The First National Bank of Chicago, as trustee for the holders of CMC Securities Corporation IV, Mortgage Pass-Through Certificates," Series 1997-NAMC 3;

                    (iv) originals of all recorded intervening Assignments of
                         Mortgage, or copies thereof, certified by the public recording office in which such Assignments of Mortgage have been recorded showing a complete chain of title from the originator to the Loan Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment of Mortgage has been recorded or, if the original Assignment of Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the Loan Seller, of the original Assignment of Mortgage together with a certification certifying that the original Assignment of Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located;

                     (v) the original policy of title insurance, including
                         riders and endorsements thereto, or a certified copy of such policy certified by the Loan Seller, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company;

                    (vi) originals, or copies thereof certified by the public
                         recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the Loan Seller, of such original document together with certificate of Loan Seller certifying the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located;

                   (vii) if the Mortgage Note or Mortgage or any other
                         material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument or a certified copy of such certified by the Loan Seller, that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has not been returned from the applicable public recording office, a true certified copy, certified by the Loan Seller, of the original power of attorney or other instrument together with a certification certifying that the original power of attorney or other instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located; and

                  (viii) evidence of the original or certified to be true
                         copy, certified by the Loan Seller, of the Primary Mortgage Insurance Policy, if required.

         If the Seller cannot deliver the original recorded Mortgage Loan Documents or the original policy of title insurance, including riders and endorsements thereto, on the Closing Date, the Loan Seller will, promptly upon receipt of notice thereof and in any case not later than 180 days from the Closing Date, deliver such original documents, including original recorded documents, to the Trustee (unless the Loan Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 180 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, the Loan Seller is required to deliver such documents to the Trustee within such time period as specified in an officer's certificate of the Loan Seller. In the event that documents have not been received by the date specified in such officer's certificate of the Loan Seller, a subsequent officer's certificate is required to be delivered by the Loan Seller by such date specified in the prior officer's certificate of the Loan Seller, stating a revised date for receipt of documentation. The procedure shall be repeated until the documents have been received and delivered. The Loan Seller shall continue to use its best efforts to effect delivery within 270 days of the Closing Date. Upon receipt of any such document from the Loan Seller, the Seller shall promptly deliver such document to the Trustee.

         The Loan Seller shall pay all initial recording fee for the Assignments and any other fees in connection with the transfer of all original documents to the Trustee. The Loan Seller shall prepare, in recordable form, all Assignments necessary to assign the Mortgage Loans to the Trustee on behalf of the Trust, and as promptly as practicable after the Closing Date, the Loan Seller shall cause to be delivered to the appropriate public office for recordation in the real property records the Assignment referred to in clause (iii) and to the extent necessary in clause (iv) of this
Section 2.01. While such Assignment to be recorded is being recorded, the Trustee shall retain a photocopy of such Assignment. If any Assignment is lost or returned unrecorded to the Trustee because of any defect therein, the Loan Seller shall prepare a substitute Assignment or cure such defect, as the case may be, and the Trustee shall cause such Assignment to be recorded in accordance with this paragraph. If any Assignment is lost or returned unrecorded because of any Trustee error, the Trustee shall cause such Assignment to be recorded in accordance with this paragraph at its expense.

         All original documents relating to the Mortgage Loans which are not delivered to the Trustee are and shall be held by the Master Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

         Except as may otherwise expressly be provided herein, neither the Seller, the Loan Seller, the Master Servicer nor the Trustee shall (and the Master Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in any Trust Fund or any portion thereof, or permit any Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

         It is intended that the conveyance of the Mortgage Loans in each Loan Group by the Seller to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans by the Seller to the Trustee for the benefit of the Certificateholders of the related Series. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Trustee to secure a debt or other obligation of the Seller. However, in the event that any Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in any Mortgage Loans, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Trustee, for the benefit of the Certificateholders of the related Series, of a security interest in all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) such Mortgage Loans, including the related Mortgage Notes, the related Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of such Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the related Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or its agent of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Seller and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in any Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority, in favor of the Trustee for the Certificateholders of the related Series, under applicable law and will be maintained as such throughout the term of the Agreement.

         2.02 Acceptance of any Trust Fund by the Trustee.

         The Trustee acknowledges receipt (subject to any exceptions noted in the Initial Certification described below) of the documents referred to in
Section 2.01 above and all other assets included in each Trust Fund and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in each Trust Fund (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders of the related Series.

         The Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File relating to a Mortgage Loan in the related Loan Group on or before the Closing Date to ascertain that all documents required to be delivered to it are in its possession, and the Trustee agrees to execute and deliver to the Seller, the Loan Seller and the Master Servicer on the Closing Date an Initial Certification in the form annexed hereto as Exhibit B to the effect that, as to each Mortgage Loan listed in the applicable related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i) - (vi), (xiv) and (xv) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. Neither the Trustee nor the Master Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clause (vi) of Section 2.01. Neither the Trustee nor the Master Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, securities or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         Within 90 days of the Closing Date the Trustee shall deliver to the Seller, the Loan Seller and the Master Servicer Final Certifications in the form annexed hereto as Exhibit C evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

         If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect (but only after giving effect to any time period set forth in Section 2.01), the Trustee shall promptly notify the Loan Seller, the Master Servicer and the Seller. The Trustee shall promptly notify the Seller of such defect and request that the Loan Seller cure any such defect within 60 days from the date on which the Loan Seller was notified of such defect, and if the Loan Seller does not cure such defect in all material respects during such period, the Trustee shall request that the Loan Seller purchase such Mortgage Loan from the Trust Fund on behalf of the Certificateholders of the applicable Series at the Purchase Price within 90 days after the date on which the Loan Seller was notified of such defect. It is understood and agreed that the obligation of the Loan Seller to cure a material defect in, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders of the applicable Series or the Trustee on behalf of such Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Master Servicer in the Custodial Account with respect to the applicable Series and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Loan Seller (or its designee) the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Loan Seller (or its designee) shall require as necessary to vest in the Loan Seller (or its designee) ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage File.

         Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Seller.

         (a) The Master Servicer hereby represents and warrants to and covenants with the Seller, the Loan Seller and the Trustee for the benefit of Certificateholders that:

                    (i) The Master Servicer is, and throughout the term hereof shall remain, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (except as otherwise permitted pursuant to Section 6.02), the Master Servicer is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, and the Master Servicer is, and shall remain, approved to sell mortgage loans to and service mortgage loans for FNMA and FHLMC;

                    (ii) The execution and delivery of this Agreement by the
                         Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                   (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                    (iv) This Agreement, assuming due authorization, execution and delivery by the Seller and the Trustee, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and
                         (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                     (v) The Master Servicer is not in violation of, and its
                         execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                    (vi) No litigation is pending or, to the best of the Master
                         Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                   (vii) The Master Servicer will comply in all material
                         respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Insurance Policy necessary to maintain coverage thereunder;

                  (viii) The execution of this Agreement and the performance of the Master Servicer's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the Master Servicer, other than such as have been obtained; and

                    (ix) No written information, certificate of an officer,
                         statement furnished in writing or report delivered to the Seller, any affiliate of the Seller or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03(a) shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Seller, the Loan Seller, the Trustee and the Certificateholders. Upon discovery by the Seller, the Trustee, the Loan Seller or the Master Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Seller or the Trustee, the party discovering such breach shall give prompt written notice to the other parties.

               (b) The Seller hereby represents and warrants to the Master Servicer and the Trustee for the benefit of Certificateholders of each Series that as of the Closing Date, assuming that (i) the representation of the Loan Seller set forth in Section 2.04(b)(xiii) hereof and (ii) the representations and warranties made by DLJ Mortgage Capital, Inc. and Capstead Capital Corporation pursuant to the respective Assignment and Assumption Agreements are both true and correct, then immediately prior to the assignment of the Mortgage Loans in the related Loan Group to the Trustee, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest. It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee.

         Upon discovery by either the Seller, the Master Servicer, the Loan Seller or the Trustee of a breach of any representation or warranty set forth in this Section 2.03 which materially and adversely affects the interests of the applicable Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

         2.04. Representations and Warranties of the Loan Seller.

                    (a) The Loan Seller hereby represents and warrants to and covenants with the Seller, the Master Servicer and the Trustee for the benefit of Certificateholders that:

                           (i) The Loan Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                           (ii)     The execution and delivery of this
                                    Agreement by the Loan Seller, and the
                                    performance and compliance with the terms of this Agreement by the Loan Seller, will not violate the Loan Seller's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                           (iii) The Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                           (iv) This Agreement, assuming due authorization, execution and delivery by the Seller and the Trustee, constitutes a valid, legal and binding obligation of the Loan Seller, enforceable against the Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                           (v) The Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Loan Seller to perform its obligations under this Agreement or the financial condition of the Loan Seller;

                           (vi) No litigation is pending or, to the best of the Loan Seller's knowledge, threatened against the Loan Seller which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Loan Seller to perform its obligations under this Agreement or the financial condition of the Loan Seller;

                           (vii) The execution of this Agreement and the performance of the Loan Seller's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the Loan Seller, other than such as have been obtained; and

                           (viii) No information, certificate of an officer, statement furnished in writing or report delivered to the Seller, any affiliate of the Seller or the Trustee by the Loan Seller will, to the knowledge of the Loan Seller, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.04(a) shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Seller, the Trustee, the Master Servicer and the Certificateholders. Upon discovery by the Seller, the Trustee, the Loan Seller or the Master Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Seller, the Master Servicer or the Trustee, the party discovering such breach shall give prompt written notice to the other parties.

                  (b) The Loan Seller hereby represents and warrants to and covenants with the Seller, the Master Servicer and the Trustee for the benefit of the Certificateholders of each Series that:

         (A) with respect to each Mortgage Loan in the related Loan Group, as of the Closing Date or as of such date specifically provided herein:

                           (i) The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Loan Seller, and the transfer, assignment and conveyance of the related Mortgage Note and the Mortgage by the Loan Seller pursuant to the Loan Sale Agreement were not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                           (ii)     The Loan Seller used no selection
                                    procedures (other than those set forth on the applicable Mortgage Loan Schedule) that identified the Mortgage Loan as being less desirable or valuable than other comparable mortgage loans in the Loan Seller's portfolio;

                           (iii) The information set forth in the applicable Mortgage Loan Schedule is true, complete and correct;

                           (iv) All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; the Loan Seller has not advanced funds for payments of principal or interest, or induced, solicited or knowingly received any advance of funds for payments of principal or interest from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan for payments of principal or interest; there has been no more than one delinquency during the preceding twelve-month period and such delinquency did not last more than 30 days;

                           (v) There are no material defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

                           (vi) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Trust and the related Certificateholders. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the applicable Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

                           (vii) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, other than any other state laws providing "security first" election of remedies, one action, and anti-deficiency requirements; and to the best of Loan Seller's knowledge, the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

                           (viii) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in
                                    Section 3.13 hereof. All such standard
                                    hazard policies are in full force and
                                    effect and on the date of origination
                                    contained a standard mortgagee clause
                                    naming the Loan Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements. Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the

                                    Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                           (ix) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with;

                           (x) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. Neither the Loan Seller nor any servicer has waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Loan Seller nor any servicer waived any default resulting from any action or inaction by the Mortgagor;

                           (xi) The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage, subject only to Permitted Encumbrances. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Loan Seller had the full right to sell and assign the same to the Seller;

                           (xii) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. The Loan Seller has taken all action necessary to transfer such rights of enforceability to the Seller and the Trust. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Loan Seller or the Mortgagor or, to the best of the Loan Seller's knowledge, any other party involved in the origination of the Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

                           (xiii) Immediately prior to the sale of the Mortgage Loans pursuant to the Loan Sale Agreement, the Loan Seller was the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, and the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Loan Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Seller free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and had the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to the Loan Sale Agreement and such assignment under the Loan Sale Agreement validly transferred ownership of the Mortgage Loans to the Seller free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest (other than Escrow Funds due to overages, if any, to the extent currently maintained in escrow accounts by the Loan Seller). The Loan Seller has no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement;

                           (xiv) Each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to any Permitted Encumbrances) the Loan Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Such lender's title insurance policy affirmatively insures ingress and egress and against encroachment by or upon the Mortgaged Property or any interest therein. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Loan Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Trustee or the assignment to the Trustee of the Loan Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Loan Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

                           (xv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Loan Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

                           (xvi) There are no mechanics', or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

                           (xvii) All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property

                                    (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xiv) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances; as of the date of origination of the Mortgage Loan the Mortgage Property was, and to the best of the Loan Seller's knowledge as of the Closing Date the Mortgage Property is, lawfully occupied under applicable law;

                           (xviii) The Mortgage Loan was originated by or for the Loan Seller. The Mortgage Loan complies with all the terms, conditions and requirements of the Loan Seller's underwriting standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms acceptable to FNMA or FHLMC. The Loan Seller is currently selling loans to FNMA and/or FHLMC which are the same document forms as the Mortgage Notes and Mortgages (inclusive of any riders); the Mortgage Loan bears interest at a fixed rate as set forth in the applicable Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions (subject to any applicable state, federal or local laws) of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                           (xix) The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty and is in good repair. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There have not been any condemnation proceedings with respect to the Mortgaged Property and, to the best of Loan Seller's knowledge, there are no such proceedings scheduled to commence at a future date;

                           (xx) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                           (xxi) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Trust or any other Person to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

                           (xxii) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by the appraiser, approved by the Loan Seller, who, to the best of Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of FNMA or FHLMC and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

                           (xxiii) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

                           (xxiv) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

                           (xxv) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

                           (xxvi)   The Mortgage Loan does not contain
                                    "graduated payment" or "buy down" features;

                           (xxvii) The Mortgagor is not in bankruptcy and, to the best of the Loan Seller's knowledge, the Mortgagor is not insolvent; to the best of the Loan Seller's knowledge there exist no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;


                                      -39

                           (xxviii) The Mortgage Loan is a fixed rate mortgage
                                    loan. The Mortgage Loan has an original
                                    term to maturity of not more than thirty
                                    (30) years, with interest payable in
                                    arrears on the first day of each month. The
                                    Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Loan does not contain terms or provisions which would result in negative amortization.

                           (xxix) The origination and servicing practices used by the Loan Seller, with respect to the Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations, and in all material respects proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and payments that the Loan Seller is entitled to collect, all such payments are in the possession of, or under the control of, the Loan Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. If the Mortgage Loan is the subject of an escrow, escrow of funds is not prohibited by applicable law. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

                           (xxx)    The Mortgage Loan did not have a
                                    Loan-to-Value Ratio at origination greater than 95%;

                           (xxxi) In the event the Mortgage Loan has an LTV greater than 80%, the excess of the principal balance of the Mortgage Loan over 80% of the Collateral Value is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Mortgage Insurer. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Subject to the mortgagor's right to cancel under any applicable federal or state law, any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the applicable Mortgage Loan Schedule is net of any such insurance premium;

                           (xxxii) The assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                           (xxxiii) If the Mortgage Loan is not secured by an
                                    interest in a leasehold estate, the
                                    Mortgaged Property is located in the state identified in the applicable Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home. To the best of the Loan Seller's knowledge, as of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and to the best of the Loan Seller's knowledge, since the date of origination, no portion of the Mortgaged Property is used for commercial purposes;

                           (xxxiv) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty (30) years from commencement of amortization;

                           (xxxv) As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                           (xxxvi) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets FNMA or FHLMC eligibility requirements, or is located in a condominium or planned unit development project which has received project approval from FNMA or FHLMC;

                           (xxxvii) There is no pending action or proceeding
                                    directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; to the best of Loan Seller's knowledge, there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property;

                          (xxxviii) The Mortgagor has not notified the Loan
                                    Seller, and the Loan Seller has no
                                    knowledge of any relief requested or
                                    allowed to the Mortgagor under the
                                    Soldiers' and Sailors' Civil Relief Act of
                                    1940;

                           (xxxix)  The Mortgage Loan was not made in
                                    connection with the construction or
                                    rehabilitation of a Mortgaged Property;

                           (xl) The Mortgage Loan has been serviced in compliance with those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan, and which are in accordance with FNMA servicing practices and procedures, for MBS pool mortgages, as defined in the FNMA Guides including future updates;

                           (xli) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

                           (xlii) With respect to any ground lease to which the Mortgaged Property may be subject: (i) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise;
                                    (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease;
                                    (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; and (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease;

                           (xliii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury Regulations ss. 1.860G-2(f) or any similar rule that provides that a defective obligation is a qualified mortgage for a temporary period);

                           (xliv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land;

                                    (2) the terms of such lease expressly
                                    permit the mortgaging of the leasehold
                                    estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent by the lessor other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;


         (B)      with respect to the Mortgage Loans in the aggregate:

                  (i) Approximately 20% (by aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date) of the Mortgage Loans are insured under Primary Mortgage Insurance Policies; and

                  (ii) No more than 1% of the Mortgaged Properties (by outstanding principal balance of the related Mortgage Loans as of the Cut-off Date) are secured by leasehold interests.

         It is understood and agreed that the representations and warranties set forth in this Section 2.04 are the only representations and warranties of the Loan Seller made with respect to the Mortgage Loans that are enforceable by the Trustee for the Certificateholders. Upon the discovery by the Seller, the Master Servicer, the Loan Seller or the Trustee of a breach of any of the representations and warranties made in this Section 2.04(b) which materially and adversely affects the interests of the Certificateholders of the applicable Series in such Mortgage Loan and/or if the breach is one that, had it been discovered before the Closing Date, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, the party discovering such breach shall give prompt written notice to the other parties. The Loan Seller shall, within 90 days from the earlier of the date that (x) the Seller, the Master Servicer or the Trustee notified the Loan Seller of such breach, or (y) the Loan Seller discovered such breach, either
(i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the applicable Trust Fund at the Purchase Price and in the manner set forth in Section 2.02. Except as expressly set forth herein none of the Trustee, the Seller or the Master Servicer (in its capacity as Master Servicer) is under any obligation to discover any breach of the above mentioned representations and warranties. It is understood and agreed that the obligation of the Loan Seller to cure such breach or purchase such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the applicable Certificateholders or the Trustee on behalf of such Certificateholders.

         2.05. Issuance of Certificates.

         The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it together with the assignment to it of all other assets included in any Trust Fund for each Series, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Seller executed by an officer of the Seller has executed and caused to be authenticated and delivered to, or upon the order of, the Seller the Certificates of each Series in authorized denominations, each of which evidences ownership of the entire Trust Fund with respect to such Series.


III              ADMINISTRATION AND SERVICING OF THE TRUST FUND

         3.01. Master Servicer to Act as Master Servicer.

         The Master Servicer shall service and administer the Mortgage Loans in accordance with this Agreement, the related Mortgage Notes and Mortgages and Accepted Servicing Practices, and shall have full power and authority, acting alone and/or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration that it may deem necessary or desirable and consistent with Accepted Servicing Practices and the terms of this Agreement. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Master Servicer believes it appropriate in its best judgment, to (i) execute and deliver, on behalf of the applicable Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties, (ii) institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and (iii) hold or cause to be held title to such properties, on behalf of the Trustee and the applicable Certificateholders. The Master Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the

Mortgagors any reports required to be provided to them thereby. Subject to
Section 3.16, the Trustee shall execute based on the written request of the Master Servicer and furnish to the Master Servicer and any Sub-Servicer any special or limited powers of attorney and other documents necessary or appropriate to enable the Master Servicer and any Sub-Servicer to carry out their servicing and administrative duties hereunder. The Trustee shall not be liable for any action taken by the Master Servicer or any Sub-Servicer pursuant to the application of such special or limited powers of attorney.

         In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. No costs incurred by the Master Servicer or by Sub-Servicers in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

         Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause either the Lower REMIC or the Upper REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions.

         The relationship of the Master Servicer (and of any successor to the Master Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venture, partner or agent.

         3.02. Sub-Servicing Agreements Between Master Servicer and
               Sub-Servicers.

                  (a) The Master Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder. Each Sub-Servicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, and in either case shall be a FHLMC or FNMA approved mortgage servicer. Any Subservicing Agreement entered into by the Master Servicer shall include the provision that such Subservicing Agreement may be immediately terminated without cause and without any termination fee by any successor Master Servicer hereunder. In addition, each SubServicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section
                           3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. With the consent of the Trustee, which consent shall not be unreasonably withheld, the Master Servicer and the Sub-Servicers may enter into Sub-Servicing Agreements and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders of a Series, without the consent of the Holders of Certificates of such Series evidencing Fractional Undivided Interests aggregating not less than 662/3%.

                  (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         3.03. Successor Sub-Servicers.

         The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a SubServicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02. Each Sub-

Servicing Agreement, if any, shall include the provision that such agreement may be immediately terminated by any successor Master Servicer without cause and without payment of any fee or penalty in the event that the Master Servicer shall, for any reason, no longer be the Master Servicer (including by reason of an Event of Default).

         3.04. Liability of the Master Servicer.

         Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of
Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the Sub-Servicer has received such payments. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         3.05. No Contractual Relationship Between Sub-Servicers and Trustee or Certificateholders.

         Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06.

         3.06. Assumption or Termination of Sub-Servicing Agreements by
               Trustee.

         In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default) hereunder, the Trustee, its designee or the successor Master Servicer for the Trustee shall thereupon assume all of the rights and obligations of the Master Servicer under each Sub-Servicing Agreement that the Master Servicer may have entered into, unless the Trustee is then permitted and elects to terminate any Sub-Servicing Agreement in accordance with its terms. Subject to Section 3.03, the Trustee, its designee or the successor Master Servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each Sub-Servicing Agreement to the same extent as if the Sub-Servicing Agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Sub-Servicing Agreements, and the Master Servicer shall continue to be entitled to any rights or benefits which arose prior to its termination as master servicer.

         The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

         3.07. Collection of Certain Mortgage Loan Payments.

         The Master Servicer shall use reasonable efforts to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, Accepted Servicing Practices, and the terms and provisions of any related Primary Mortgage Insurance Policy or any other related Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Hazard Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that it is prohibited by applicable law from enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any prepayment charge, assumption fee, late payment charge or other charge in connection with a Mortgage Loan, and (ii) arrange a schedule, running for no more than 180 days after the Due Date for payment of any installment on any Mortgage Note, for the liquidation of delinquent items. The Master Servicer shall be responsible for preparing and distributing all information statements relating to payments on the Mortgage Loans, in accordance with all applicable federal and state tax laws and regulations.

         3.08. Sub-Servicing Accounts.

         In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a SubServicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall otherwise be acceptable to the Master Servicer. All amounts held in a Sub-Servicing Account shall be held in trust for the Trustee for the benefit of the Certificateholders. The Sub-Servicer will be required to deposit into the Sub-Servicing Account on a daily basis, but in no event later than the first Business Day after receipt of all proceeds of the Mortgage Loans received by the Sub-Servicer, less its servicing compensation and any unreimbursed expenses and advances, to the extent permitted by the Sub-Servicing Agreement. On each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer all funds held in the Sub-Servicing Account with respect to any Mortgage Loan as of the Sub-Servicer Remittance Date, after deducting from such remittance an amount equal to the servicing compensation and unreimbursed expenses and advances to which it is then entitled pursuant to the related SubServicing Agreement, to the extent not previously paid to or retained by it. In addition, on each SubServicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer any amounts required to be advanced pursuant to the related Sub-Servicing Agreement. The Sub-Servicer will also be required to remit to the Master Servicer, within one Business Day of receipt, the proceeds of any Principal Prepayment made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds.

         3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

         The Master Servicer and the Sub-Servicers shall establish and maintain one or more accounts (the "Servicing Accounts"), and shall deposit and retain therein all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, Primary Hazard Insurance Policy and Primary Mortgage Insurance Policy premiums, and comparable items for the account of the Mortgagors, to the extent that the Master Servicer customarily escrows for such amounts. Withdrawals of amounts so collected from a Servicing Account may be made only to (i) effect payment of taxes, assessments, Primary Hazard Insurance Policy and Primary Mortgage Insurance Policy premiums and comparable items; (ii) reimburse the Master Servicer (or a SubServicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any payments made pursuant to Sections 3.01 (with respect to taxes and assessments), 3.13 (with respect to Primary Hazard Insurance Policies) and 3.25 (with respect to Primary Mortgage Insurance only);
(iii) refund to Mortgagors any sums as may be determined to be overages; (iv) clear and terminate the Servicing Account at the termination of this Agreement pursuant to Section 9.01 or (v) to withdraw any amounts deposited therein that were not required to be so deposited. As part of its servicing duties, the Master Servicer or Sub-Servicers shall, if and to the extent required by law, pay to the Mortgagors interest on funds in Servicing Accounts from its or their own funds, without any reimbursement therefor.

         3.10. Custodial Account.

                  (a) The Master Servicer shall establish and maintain one or more accounts as the Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, or as and when received from the Sub-Servicers, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                                    (i)      all payments on account of
                                             principal, including Principal
                                             Prepayments, on the Mortgage
                                             Loans;

                                    (ii)     all payments on account of
                                             interest on the Mortgage Loans,
                                             exclusive of any portion thereof
                                             representing interest in excess of
                                             the related Net Mortgage Rate;

                                    (iii)    all Insurance Proceeds (other than
                                             proceeds that represent
                                             reimbursement of costs and
                                             expenses incurred by the Master
                                             Servicer
                                             in connection with presenting
                                             claims under the related Insurance
                                             Policies), Liquidation Proceeds
                                             and REO Proceeds;

                                    (iv)     all proceeds of any Mortgage Loan
                                             or REO Property repurchased or
                                             purchased in accordance with
                                             Sections 2.02, 2.04, 3.22 or 9.01;
                                             and

                                    (v)      any amounts required to be
                                             deposited pursuant to Section 3.12
                                             or 3.13.

         The foregoing requirements for deposit in the Custodial Account shall be exclusive. In the event the Master Servicer shall deposit in the Custodial Account any amount not required to be deposited therein, it may withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Master Servicer.

                  (b) Funds in the Custodial Account may be invested in Permitted Instruments in accordance with the provisions set forth in Section 3.12. The Master Servicer shall give notice to the Trustee and the Seller of the location of the Custodial Account after any change thereof.

         3.11. Permitted Withdrawals From the Custodial Account.

         The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.10 that are attributable to the Mortgage Loans for the following purposes:

                                    (i)      to make deposits into the
                                             Certificate Account in the amounts
                                             and in the manner provided for in
                                             Section 4.01;

                                    (ii)     to pay to itself, the Seller, the
                                             Loan Seller or any other
                                             appropriate person, as the case
                                             may be, with respect to each
                                             Mortgage Loan that has previously
                                             been purchased or repurchased
                                             pursuant to Sections 2.02, 2.04 or
                                             9.01 all amounts received thereon
                                             and not yet distributed as of the
                                             date of purchase or repurchase;

                                    (iii)    to reimburse itself or any
                                             Sub-Servicer for Advances not
                                             previously reimbursed, the

                                             Master Servicer's or any
                                             Sub-Servicer's right to
                                             reimbursement pursuant to
                                             this clause (iii) being limited to
                                             amounts received which represent
                                             Late Collections (net of the
                                             related Servicing Fees) of Monthly
                                             Payments on Mortgage Loans or REO
                                             Property with respect to which
                                             such Advances were made and as
                                             further provided in Section 3.15;

                                    (iv)     to reimburse itself, the Trustee
                                             or the Seller for expenses
                                             incurred by or reimbursable to the
                                             Master Servicer, the Trustee or
                                             the Seller pursuant to Sections
                                             3.22 or 6.03 except as otherwise
                                             provided in such Sections;

                                    (v)      to reimburse itself or any
                                             Sub-Servicer for costs and
                                             expenses incurred by or
                                             reimbursable to it relating to the
                                             prosecution of any claims pursuant
                                             to Sections 3.13 or 3.25 that are
                                             in excess of the amounts so
                                             recovered;

                                    (vi)     to reimburse itself or any
                                             Sub-Servicer for unpaid Servicing
                                             Fees and unreimbursed Servicing
                                             Advances, the Master Servicer's or
                                             any Sub-Servicer's right to
                                             reimbursement pursuant to this
                                             clause (vi) with respect to any
                                             Mortgage Loan being limited to
                                             late recoveries of the payments
                                             for which such advances were made
                                             pursuant to Section 3.01 or
                                             Section 3.09 and any other related
                                             Late Collections;

                                    (vii)    to pay itself as servicing
                                             compensation (in addition to the
                                             Servicing Fee), on or after each
                                             Distribution Date, any interest or
                                             investment income earned on funds
                                             deposited in the Custodial Account
                                             for the period ending on such
                                             Distribution Date, subject to
                                             Section 8.05 and 3.23;

                                    (viii)   to reimburse itself or any
                                             Sub-Servicer for any Advance
                                             previously made which the Master
                                             Servicer has determined to be a
                                             Nonrecoverable Advance, provided
                                             that such Advance was made with
                                             respect to a
                                             delinquency that ultimately
                                             constituted an Excess Special
                                             Hazard Loss, Excess Fraud Loss,
                                             Excess Bankruptcy Loss or
                                             Extraordinary Loss; and

                                    (ix)     to clear and terminate the
                                             Custodial Account at the
                                             termination of this Agreement
                                             pursuant to Section 9.01.

         The Master Servicer shall keep and maintain separate accounting records on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses
(ii), (iii), (iv), (v), (vi), and (viii).

         3.12. Permitted Instruments.

         Any institution maintaining the Custodial Account shall at the direction of the Master Servicer invest the funds in such account in Permitted Instruments, each of which shall mature not later than the Business Day immediately preceding the Certificate Account Deposit Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than such Certificate Account Deposit Date) and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial Account shall be for the benefit of the Master Servicer, subject to Section 3.23. The Master Servicer shall deposit in the Custodial Account (with respect to investments made hereunder of funds held therein) an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

         3.13. Maintenance of Primary Hazard Insurance.

         The Master Servicer shall cause to be maintained for each Mortgage Loan primary hazard insurance with extended coverage on the related Mortgaged Property in an amount equal to the replacement value of the improvements, as determined by the insurance company, on such Mortgaged Property. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount equal to the replacement value of the improvements thereon. Pursuant to Section 3.10, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the replacement value of the improvements, which are part of such Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first two sentences of this Section 3.13 and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

         3.14. Enforcement of Due-on-Sale Clauses; Assumption Agreements.

         The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note or the Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so or such exercise would result in the loss of insurance coverage under any related Insurance Policy. If the Master Servicer is unable to enforce such "due-on-sale" clause (as provided in the previous sentence) or if no "due-on-sale" clause is applicable, the Master Servicer or the SubServicer will enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon; provided, however, that the Master Servicer shall not enter into any assumption and modification agreement if the coverage provided under the Primary Mortgage Insurance Policy, if any, would be impaired by doing so. The Master Servicer is also authorized, with the approval of the insurer under any related Primary Mortgage Insurance Policy, to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note. Any fee collected by or on behalf of the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the

Monthly Payment, and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall not enter into any substitution or assumption if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder) and cause either the Upper REMIC or the Lower REMIC to fail to qualify as a REMIC under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Master Servicer may be restricted by law from preventing, for any reason whatsoever, or if the exercise of such right would impair or threaten to impair any recovery under any applicable Insurance Policy. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

         3.15. Realization Upon Defaulted Mortgage Loans.

         The Master Servicer shall exercise reasonable efforts, consistent with the terms of the related Mortgage, the Mortgage Note and Accepted Servicing Practices, to foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07, and which are not released from the applicable Trust Fund pursuant to any other provision hereof. The Master Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to the applicable Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Master Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.11. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 3.11.

         The proceeds of any Cash Liquidation or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances, pursuant to
Section 3.11(vi)
or 3.22; second, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Rate, to the last day of the month in which the Cash Liquidation or REO Disposition occurred, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Cash Liquidation or REO Disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, to unpaid Servicing Fees; and second, to interest at the Net Mortgage Rate. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to
Section 3.11(vi). The portions of the recovery so allocated to interest at the Net Mortgage Rate and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Advances in accordance with Section 3.11(iii) or 3.22, and second, for distribution in accordance with the provisions of Section 4.01(b), subject to Section 3.22 with respect to certain recoveries from an REO Disposition constituting Excess Proceeds.

         3.16. Trustee to Cooperate; Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, the Master Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.10 have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File in the form of the Request for Release attached hereto as Exhibit D-2. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Master Servicer. Subject to the receipt by the Master Servicer of the proceeds of such payment in full and the payment of all related fees and expenses, the Master Servicer shall arrange for the release to the Mortgagor of the original canceled Mortgage Note. All other documents in the Mortgage File shall be retained by the Master Servicer to the extent required by applicable law. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account, the Excess Proceeds Account or the Certificate Account.

         From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loan, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of a Request for Release in the form attached hereto as Exhibit D-1, release the related Mortgage File to the Master Servicer, and the Trustee shall execute such documents as the Master Servicer shall prepare and request as being necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each document previously requested from the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certification of a Servicing Officer in the form of the Request for Release attached hereto as Exhibit D-1, stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Custodial Account have been or will be so deposited, or that such Mortgage Loan has become an REO Property, a copy of such Request for Release shall be released by the Trustee to the Master Servicer.

         Upon written request of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Master Servicer that are necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such request that such pleadings or documents be executed by the Trustee shall include a certification as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         3.17. Servicing Compensation.

         As compensation for its activities hereunder, the Master Servicer shall be entitled to retain, from amounts representing payments or recoveries of interest, the Servicing Fee with respect to each Mortgage Loan (less any portion of such amounts retained by any Sub-Servicer). In addition, the Master Servicer shall be entitled to recover unpaid Servicing Fees out of related Late Collections to the extent permitted in Section 3.11.

         The Master Servicer also shall be entitled pursuant to Section 3.11 to receive from the Custodial Account as additional servicing compensation interest or other income earned on deposits therein, subject to Section 3.23, all ancillary fees, including but not limited to any assumption fees, reconveyance fees, prepayment fees and late fees, but only to the extent such fees are collected by the Master Servicer and are in excess of any other amounts due and payable with respect to the related Mortgage Loan. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of the premiums for any blanket policy insuring against hazard losses pursuant to Section 3.13, servicing compensation of the Sub-Servicer to the extent not retained by it and the fees and expenses of the Trustee), and shall not be entitled to reimbursement therefor except as specifically provided in Section 3.11. The Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

         3.18. Maintenance of Certain Servicing Policies.

         During the term of its service as Master Servicer, the Master Servicer shall maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and
(ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by such corporation. The Master Servicer shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such errors and omissions policy or policies or fidelity bond in a timely fashion in accordance with the terms of such policy or bond, and upon the filing of any claim on any policy or bond described in this Section, the Master Servicer shall promptly notify the Trustee of any such claims and the Trustee shall notify each Rating Agency of such claim.

         3.19. Annual Statement as to Compliance.

         The Master Servicer will deliver to the Trustee and the Seller on or before April 30th of each year, beginning with April 30, 1998, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding fiscal year and of its performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

         3.20. Annual Independent Public Accountants' Servicing Statement.

         On or before April 30th of each year, beginning with April 30, 1998, the Master Servicer at its expense shall furnish to the Seller, the Trustee and the Loan Seller (i) an opinion by a firm of independent certified public accountants on the financial position of the Master Servicer at the end of its fiscal year and the results of operations and changes in financial position of the Master Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) if the Master Servicer is then servicing any Mortgage Loans, a statement from such independent certified public accountants to the effect that based on an examination of certain specified documents and records relating to the servicing of the Master Servicer's mortgage loan portfolio conducted substantially in compliance with the audit program for mortgages serviced for FNMA and FHLMC, the United States Department of Housing and Urban Development Mortgage Audit Standards, or the Uniform Single Attestation Program for Mortgage Bankers (the "Applicable Accounting Standards"), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the audit program for mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Sub-Servicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided such statement is delivered by the Master Servicer to the Trustee.

         3.21. Access to Certain Documentation.

                  (a) The Master Servicer shall provide to the OTS, the FDIC and other federal banking regulatory agencies, and their respective examiners, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS, the FDIC and such other agencies. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Master Servicer designated by it. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this section.

                  (b) The Master Servicer shall afford the Seller and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Seller and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise to the extent related to the servicing of the Mortgage Loans. The Seller may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Seller or its designee. The Seller shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

         3.22. Title, Conservation and Disposition of REO Property.

         This Section shall apply only to REO Properties acquired for the account of any Trust Fund, and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from any Trust Fund pursuant to any provision hereof. In the event that title to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders of the applicable Series. The Master Servicer, on behalf of the applicable Trust Fund, shall either sell any REO Property on or before December 31 of the third calendar year following the calendar year in which such Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or, at the expense of such Trust Fund, request, more than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period, unless the Master Servicer has delivered to the Trustee an Opinion of Counsel addressed to the Trustee and the Master Servicer, to the effect that the holding by such Trust Fund of such REO Property subsequent to such three year period will not result in the imposition of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause the Lower REMIC or the Upper REMIC to fail to qualify as a REMIC under the REMIC Provisions or comparable provisions of the laws of the any State at any time that any

Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders of the applicable Series solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the Lower REMIC or the Upper REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and in a manner consistent with Accepted Servicing Practices and may, incident to its conservation and protection of the interests of the Certificateholders of the applicable Series, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

         Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

         The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets. The Master Servicer shall deposit, or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to the REO Properties, net of any directly related expenses incurred and funds withheld therefrom that are necessary for the proper operation, management and maintenance of the REO Property.

         If as of the date of acquisition of title to any REO Property there remain outstanding unreimbursed Servicing Advances with respect to such REO Property or any outstanding Advances allocated thereto the Master Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Advances as well as any unpaid Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.15.

         The REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall determine; provided that, subject to the first paragraph of this Section, the Master Servicer shall ensure that any action taken with respect to the sale of an REO Property does not jeopardize the maximum benefits available under any related Primary Mortgage Insurance Policy.

         The Master Servicer shall deposit the proceeds from the REO Disposition, net of any payment to the Master Servicer as provided above, in the Custodial Account upon receipt thereof for distribution in accordance with
Section 4.01; provided that any such net proceeds which are in excess of the applicable outstanding principal balance plus all unpaid REO Imputed Interest thereon through the last day of the month in which the REO Disposition occurred and any related Servicing Advances which remain outstanding ("Excess Proceeds") shall be deposited into the Excess Proceeds Account in accordance with the provisions of Section 3.24(a).

         Notwithstanding the foregoing provisions of this Section 3.22, with respect to any Mortgage Loan as to which the Master Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to the related Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, the related Mortgaged Property, unless and until either (A) the Master Servicer has, at least 30 days prior to taking such action, obtained and delivered to the Seller and the Trustee an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards and (B) the Master Servicer deems that such action is in the best economic interest of the applicable Trust Fund. In the event that the Master Servicer determines not to foreclose or comparably convert any Mortgaged Property pursuant to the immediately preceding sentence, then the Master Servicer shall take such action as it deems to be in the best economic interest of such Trust Fund (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

         The cost of the environmental audit report contemplated by this
Section 3.22 shall be advanced by the Master Servicer as an expense of the applicable Trust Fund, and the Master Servicer shall be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders of the applicable Series to receive any amount in the Custodial Account.

         If the Master Servicer determines, as described above, that it is in the best economic interest of the applicable Trust Fund to take such actions as are necessary to bring any such Mortgaged Property in compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the applicable Trust Fund. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Master Servicer as an expense of the applicable Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders of the applicable Series to receive any amount in the Custodial Account.

         The Master Servicer shall have the option to purchase from the applicable Trust Fund any Mortgage Loan that is 90 days or more delinquent (i.e., any Mortgage Loan on which the related Mortgagor has failed to make four or more consecutive Monthly Payments) and that the Master Servicer determines in good faith will otherwise become subject to foreclosure proceedings (such determination to be evidenced by an Officers' Certificate of the Master Servicer delivered to the Trustee prior to purchase) for an amount equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased pursuant to this Section 3.22 shall be deposited in the Custodial Account, and upon receipt of written certification from the Master Servicer of such deposit, the Trustee shall release or cause to be released to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Master Servicer shall furnish and as shall be necessary to vest in the Master Servicer title to any Mortgage Loan released pursuant to this Section 3.22.

         3.23. Additional Obligations of the Master Servicer.

         On each Certificate Account Deposit Date, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account from its own funds and without any right of reimbursement therefor, a total amount equal to the aggregate of the Prepayment Interest Shortfalls for such Distribution Date; provided that the Master Servicer's obligations under this Section on any Distribution Date shall not be more than the total amount of its servicing compensation payable in such month.

         3.24. Excess Proceeds Account.

                  (a) The Trustee shall establish and maintain one or more accounts (collectively, the "Excess Proceeds Account") in which the Master Servicer shall, on behalf of each Trust Fund, deposit or cause to be deposited on a daily basis, or as and when received from the Sub-Servicers, the Excess Proceeds, if any, with respect to each Mortgage Loan as to which an REO Disposition occurs. The Excess Proceeds Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, from funds of investors, from funds or other assets of the Trustee, and from the other accounts of the Trustee.

                  (b) On or before 2:00 P.M. (Pacific Standard Time) on each Certificate Account Deposit Date, the Trustee shall withdraw or cause to be withdrawn the entire amount on deposit in the Excess Proceeds Account and shall deposit or cause to be deposited such amount in the Certificate Account, by wire transfer of immediately available funds.

                  (c)      [RESERVED]

                  (d) The Excess Proceeds Account shall be an Eligible Account in accordance with the definition of "Excess Proceeds Account" in Section 1.01. The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Excess Proceeds Account to invest the funds in the Excess Proceeds Account in one or more Permitted Instruments designated in the name of the Trustee for the benefit of the Certificateholders, each of which Permitted Instruments shall be held to maturity, unless payable on demand, and shall mature, unless payable on demand, not later than the Business Day immediately preceding the Certificate Account Deposit Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution with which the Excess

                           Proceeds Account is maintained, then such Permitted Instrument shall mature not later than such Certificate Account Deposit Date). All income and gain realized from any such investment as well as any interest earned on deposits in the Excess Proceeds Account shall be for the benefit of the Certificateholders and shall be held in the Excess Proceeds Account (or in Permitted Instruments in which the funds in the Excess Proceeds Account are invested) until transferred from the Excess Proceeds Account to the Certificate Account in accordance with Section 3.24(b) or (c). The amount of any loss incurred in respect of any such investment shall be borne by the Certificateholders without any right of reimbursement.

                  (e) As part of each Determination Date Report delivered to the Trustee in accordance with Section 4.03(a), the Master Servicer shall provide information with respect to the amount, if any, of Excess Proceeds deposited in the Excess Proceeds Account in respect of each Mortgage Loan as to which an REO Disposition occurred during the related Prepayment Period.

                  (f) The Trustee shall promptly provide notice to the Seller and the Master Servicer of the initial location of the Excess Proceeds Account and shall promptly provide notice to the Seller and the Master Servicer of the location of the Excess Proceeds Account after any change in location of the Excess Proceeds Account.

         3.25. Maintenance of the Primary Mortgage Insurance Policies; Collections Thereunder.

         The Master Servicer shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall use reasonable efforts to keep in force and effect each such Primary Mortgage Insurance Policy applicable to a Mortgage Loan for so long as the related Mortgagor is obligated to maintain such Primary Mortgage Insurance Policy under the terms of the related Mortgage Loan or until the Loan-to-Value Ratio of the related Mortgage Loan has been reduced to less than 80%, whichever is earlier. The Master Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance Policy applicable to a Mortgage Loan that is in effect at the Closing Date and is required to be kept in force hereunder unless a replacement Primary Mortgage Insurance Policy for such canceled or non-renewed policy is obtained from and maintained with a Qualified Mortgage Insurer. In connection with any assumption or modification agreement entered into or to be entered into pursuant to Section 3.14, the Master Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or modification in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Loan Seller shall obtain a replacement Primary Mortgage Insurance Policy as provided above. Any amounts advanced by the Master Servicer to maintain Primary Mortgage Insurance shall be recoverable by the Master Servicer pursuant to
Section 3.11 out of Liquidation Proceeds, Insurance Proceeds or otherwise.

         The Master Servicer shall present, on behalf of the Trustee and Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.10, any amounts collected by the Master Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11.

         3.26. Special Servicing.

         The Master Servicer may, in its sole and absolute discretion, enter into a Special Servicing Agreement with an unaffiliated holder of 100% Percentage Interest of a Class B Security to be substantially in the form of Exhibit H hereto, or subject to each Rating Agency's acknowledgment that the ratings of the Securities in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Securities would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the disposition of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Master Servicer acted in accordance with its normal procedures.

         3.27. Duties with respect to REMICs.

                  (a)      [RESERVED]

                  (b) The Master Servicer shall assist the Trustee in taking, to the extent reasonably requested to do so, such action as shall be necessary to create or maintain the status of the Upper REMIC and the Lower REMIC as REMICs under the REMIC Provisions.

                  (c) For the purposes of this Paragraph (c), "Adverse REMIC Event" shall mean any action or failure to act which could (i) endanger the status of either the Upper REMIC or the Lower REMIC as a REMIC or (ii) result in the imposition of a tax upon any Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
                           Code). Prior to taking any action with respect to any Trust Fund or its assets, or causing either the Upper REMIC or the Lower REMIC to take any action which is not expressly permitted under the terms of this Agreement or the Series Supplement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to either the Upper REMIC or the Lower REMIC , and the Master Servicer shall not take any such action or cause either the Upper REMIC or the Lower REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement (but in no event shall such cost be an expense of the Trustee).

                  (d) The Master Servicer shall, for federal income tax purposes, maintain books and records with respect to any Trust Fund on a calendar year and on an accrual basis.

                  (e) The Master Servicer shall not permit the acquisition of any assets by either the Upper REMIC or the Lower REMIC unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in either the Upper REMIC or the Lower REMIC will not cause either the Upper REMIC or the Lower REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject either the Upper REMIC or the Lower REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (f) The Master Servicer shall not enter into any arrangement by which either the Upper REMIC or the Lower REMIC will receive a fee or other compensation for services nor permit either of such REMICs to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in
                           Section 860G(a)(5) of the Code.

                  (g) The Master Servicer agrees to indemnify any Trust Fund, the Seller, the Loan Seller and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by any Trust Fund, the Seller or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Section 3.27 or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.


IV                          PAYMENTS TO CERTIFICATEHOLDERS

         4.01. Certificate Account.

                  (a) The Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 12:00 P.M. (Pacific Standard Time) on each

                           Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance (other than a Servicing Advance) for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.13, 3.22, 3.23 or 3.24 and (iii) all other amounts constituting the aggregate Available Distribution Amount with respect to each Series for the immediately succeeding Distribution Date.

                  (b) On each Distribution Date, the Trustee shall, unless otherwise specified below, distribute an amount equal to the Available Distribution Amount in respect of each Series to the Certificateholders of such Series from the Certificate Account with respect to each Series.

         With respect to each Series, the foregoing distributions shall be made to each Certificateholder of record as of the immediately preceding Record Date (except as provided in Section 9.2 of this Agreement with respect to termination and final payment) by wire transfer of federal funds to an account specified in writing by such Certificateholder or such other method agreed to between the Trustee and such Certificateholder, based on such Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest represented by the Certificates of the respective Series held by such holder on the Record Date) of the foregoing amounts.

                  (c)      [RESERVED].

                  (d) On each Distribution Date the Trustee shall distribute (i) to the Master Servicer, prior to any distributions on the Certificates of the applicable Series, out of the Available Distribution Amount for such Distribution Date and such Series, any Advance Reimbursement Amount for such Distribution Date with respect to the Mortgage Loans in the related Loan Group, to the extent not previously reimbursed to the Master Servicer through withdrawals from the Custodial Account, and (ii) to each Certificateholder of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least five Business Days prior to the related Record Date, or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (based on the aggregate of the Fractional Undivided Interest represented by Certificates of the applicable Series held by such Holder) of the Certificate Distribution Amounts with respect to such Series, in each case to the extent of the related Available Distribution Amount.

                  (e) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Instruments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in obligations of the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall agree to advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without right of reimbursement.

                  (f) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Series of Certificates will be made on the next Distribution Date, the Trustee shall, no later than five days after the Determination Date, mail to each Holder on such date of such Series of Certificates a notice to the effect that:

                                    (i)      the Trustee expects that the final
                                             distribution with respect to such
                                             Series will be made on such
                                             Distribution Date but only upon
                                             presentation and surrender of such
                                             Certificates at the office of the
                                             Trustee therein specified, and

                                    (ii)     no interest shall accrue on such
                                             Certificates from and after the
                                             end of the related Interest
                                             Accrual Period.

         Any funds not distributed to any Holder or Holders of Certificates of such Series on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust uninvested and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering

Certificateholders instructing such Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within six months after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Seller, or appoint an agent to take reasonable steps, to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in any Trust Fund. If within nine months after the second notice any such Certificates shall not have been surrendered for cancellation, the Seller shall be entitled to all unclaimed funds and other assets which remain subject hereto. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(f).

         4.02. Statements to Certificateholders.

         With respect to each Series, on each Distribution Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Certificate of such Series and to the Seller, the Loan Seller and the Master Servicer a statement as to such distribution with respect to such Series setting forth:

                                    (i)      the amount of such distribution
                                             allocable to principal, separately
                                             identifying the amounts referred
                                             to in paragraphs (1), (3), (5),
                                             (7), (9), and (11) of Section
                                             4.01(b) above included in such
                                             distribution;

                                    (ii)     the amount of such distribution
                                             allocable to interest, separately
                                             identifying the amounts referred
                                             to in paragraphs (2), (4), (6),
                                             (8), (10) and (11) of Section
                                             4.01(b) above included in such
                                             distribution;

                                    (iii)    the amount of Realized Losses,
                                             with the respective amounts of
                                             Deficient Valuations, Excess Fraud
                                             Losses, Excess Special Hazard
                                             Losses and Extraordinary Losses
                                             set forth separately, and Debt
                                             Service Reductions on the Mortgage
                                             Loans incurred on the Mortgage
                                             Loans in the respective Loan Group
                                             since the immediately preceding
                                             Distribution Date;

                                    (iv)     the aggregate amount of Prepayment
                                             Interest Shortfalls incurred on
                                             the Mortgage Loans in the
                                             respective Loan Group since the
                                             immediately preceding Distribution
                                             Date;

                                    (v)      the principal balances of the
                                             Mortgage Loans in the respective
                                             Loan Group at the opening of
                                             business on the first day of the
                                             month of distribution after (A)
                                             giving effect to payments on the
                                             Mortgage Loans due on the Due Date
                                             and distributed either as
                                             collections or advances and (B)
                                             reducing such balances by the
                                             amount of Realized Losses
                                             attributable to the Mortgage Loans
                                             in such Loan Group since the
                                             immediately preceding Distribution
                                             Date;

                                    (vi)     the aggregate scheduled principal
                                             balance, as of the related
                                             Distribution Date, of the Mortgage
                                             Loans in the respective Loan
                                             Group;

                                    (vii)    the amount, if any, by which the
                                             aggregate amount remitted from the
                                             Certificate Account exceeds the
                                             aggregate remittances referred to
                                             in clauses (i) and (ii) above;

                                    (viii)   the aggregate cumulative amount of
                                             Realized Losses, with the
                                             respective amounts of Deficient
                                             Valuations, Excess Fraud Losses,
                                             Excess Special Hazard Losses and
                                             Extraordinary Losses set forth
                                             separately from all other causes
                                             of Realized Losses, Debt Service
                                             Reductions and Prepayment Interest
                                             Shortfalls on the Mortgage Loans
                                             in the related Loan Group; and

         The Trustee shall have no liability or responsibility to any Certificateholder for the accuracy or completeness of the information provided by the Master Servicer under Section 4.03. The parties hereto acknowledge that in the event that The First National Bank of Chicago in its capacity as Indenture Trustee for the holders of collateralized mortgage obligations issued by the Issuer, or a qualified nominee thereof, is the sole Certificateholder, then the Trustee may elect not to deliver a written statement to any Certificateholder pursuant to Section 4.03. The Trustee shall forward to the Master Servicer a copy of each written statement, if any, delivered to any Certificateholder.

                                    (ix)     Within sixty (60) calendar days
                                             after the end of each calendar
                                             year, the Trustee shall furnish to
                                             each Person who at any time during
                                             the calendar year was a
                                             Certificateholder a statement
                                             containing the information set
                                             forth in subclauses (i) and (ii)
                                             above aggregated for such calendar
                                             year or applicable portion
                                             thereof during which such person
                                             was a Certificateholder. Such
                                             obligation shall be deemed to have
                                             been satisfied to the extent that
                                             substantially comparable
                                             information shall be provided by
                                             the Trustee pursuant to any
                                             requirements of the Code, as from
                                             time to time in force. Upon
                                             request, the Master Servicer
                                             agrees to provide information to
                                             the Trustee as necessary to meet
                                             such requirements of the Code.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Certificate a statement containing the information set forth in subclauses (i)-(iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

         4.03. Reports; Advances by the Master Servicer.

                  (a) On the second Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee a report, prepared as of the close of business on the Determination Date (the "Determination Date Report"), in the form of an electromagnetic tape or disk. The Determination Date Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the Master Servicer and that is required by the Trustee for purposes of making the calculations referred to in the following paragraph, as set forth in Exhibit G hereto and the information necessary to enable the Trustee to prepare the statements referred to in Section 6 of the Series Supplement and in Section 4.02 of this Agreement. Not later than 10:00 A.M. (Pacific Standard Time) on the Business Day preceding each Certificate Account Deposit Date, the Trustee shall furnish by telecopy to the Master Servicer a statement (the information in such statement to be made available to Certificateholders or the Seller by the Master Servicer on request) setting forth (i) the Available Distribution Amount (in the aggregate and on a Series-by-Series basis) and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to Section 4.01(a). The Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Master Servicer. The determination by the Trustee of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder.

                  (b) Prior to the close of business on the Business Day preceding each Certificate Account Deposit Date, the Trustee shall notify the Master Servicer of the amount of Advances (other than Servicing Advances) required to be made for the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments, (with each interest portion thereof adjusted to the Net Mortgage Rate) less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; no Advance shall be made if it would be a Nonrecoverable Advance. On or before 12:00 P.M. (Pacific Standard Time) on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the SubServicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the amounts held for future distribution in discharge of any such Advance, or
                           (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the amounts held for future distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. (Pacific Standard Time) on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The amount of any reimbursement in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.11. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Loan Seller and the Trustee. The Trustee shall deposit all funds it receives pursuant to this Section 4.03 into the Certificate Account.

                  (c) In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date in the amount determined by the Trustee pursuant to paragraph (b) above, it shall give notice in the form of an Officers' Certificate to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 11:00 A.M. (Pacific Standard Time), on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 2:30 P.M. (Pacific Standard
                           Time), on the Certificate Account Deposit Date, unless by such time the Master Servicer shall have directly or indirectly deposited in the Certificate Account the entire amount of the Advances required to be made for the related Distribution Date, pursuant to Section 7.01, the Trustee shall (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date; provided, however, that the Trustee's obligation to advance such amounts shall be as of the related Distribution Date.

         4.04. Information Reports to be Filed by the Master Servicer.

         The Master Servicer or Sub-Servicers shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively, and promptly deliver upon such filing to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         4.05. Compliance with Withholding Requirements.

         Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.

         4.06. Reporting of Realized Losses.

         Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses (in the aggregate and on a Loan Group by Loan Group basis), if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officer's Certificate by the Master Servicer delivered to the Trustee.

V                               THE CERTIFICATES

         5.01. The Certificates.

         The Certificates shall be substantially in the form set forth in Exhibit A and shall be executed and delivered by the Seller to the Trustee for authentication and redelivery to or upon the order of the Seller upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issued in denominations of 100/100th Fractional Undivided Interest and shall be executed by manual or facsimile signature on behalf of the Seller by its President or one of its Vice Presidents, or one of its Authorized Officers (as appointed pursuant to the Bylaws of the Seller), under its seal imprinted thereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. Certificates bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Seller shall bind the Seller, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. The Trustee's signature shall be for authentication purposes and neither the Trustee nor any Person signing on its behalf shall have any liability on the respective Certificate (other than the certificate of authentication thereon). All Certificates shall be dated the date of their authentication.

         5.02. Registration of Transfer and Exchange of Certificates.

         The Trustee, or such other Person as it shall designate in writing, shall be the Certificate Registrar, who shall cause to be kept at the office or agency to be maintained by the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of each Series of Certificates and of transfers and exchanges of all such Certificates as herein provided. The Trustee, whose principal corporate trust office is located at the Corporate Trust Office, is hereby initially appointed Certificate Registrar for the purpose of registering each Series of Certificates and transfers and exchanges of all such Certificates as herein provided.

         No transfer of a Certificate or Certificates shall be made unless such transfer is made pursuant to an effective registration statement under the Certificates Act of 1933, as amended, (the "Act") or is exempt from the registration requirements under the Act. In the event that a transfer is to be made in reliance upon an exemption from the Act, the Certificate Registrar may require, in order to assure compliance with the Act, that the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee each certify to the Certificate Registrar in writing the facts surrounding such transfer. In the event that such certification of facts does not on its face establish the availability of an exemption under Section 4(5) or a comparable provision of the Act, the Certificate Registrar may require an Opinion of Counsel satisfactory to it that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be an expense of the Master Servicer or the Trustee. Neither the Master Servicer nor the Trustee is obligated to register any of the Certificates under the Act or any other federal or state securities law.

         It is a condition to the transfer of any Certificate that the transferee certify in writing to the Seller and the Certificate Registrar that such transferee (i) is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in
Section 4975(e)(1) of the Federal Tax Laws (any such plan, trust or account being referred to as a "Plan") and (ii) has not acquired and will not acquire such Certificate with plan assets, within the meaning of 29 CFR 2510.3-101, of a Plan.

         A form of the letter from the purchaser of any Certificate, containing the representations described in the preceding two paragraphs, is in the form of a Purchaser Letter attached hereto as Exhibit E.

         Subject to the preceding three paragraphs, upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to this Section 5.02 and upon satisfaction of all requirements for transfer, the Seller shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Series and of a like aggregate Fractional Undivided Interest.

         At the option of the Certificateholders, Certificates may, upon satisfaction of the requirement for exchange, be exchanged for other Certificates of such Series of authorized denominations of the same aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Seller shall execute, and the Trustee shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Seller or the Trustee or the Certificate Registrar) (a) be duly endorsed by, or be accompanied by a written instrument of transfer in form acceptable to transfer agents registered with the Securities and Exchange Commission and the Seller, the Trustee and the Certificate Registrar, and (b) be duly executed by the holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any transfer or exchange of any Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of any Certificates.

         All Certificates surrendered for transfer and exchange shall be held by the Certificate Registrar for a period of three years after termination of this Agreement, and thereafter may be destroyed, in which event a destruction certificate shall be delivered to the Trustee.

         5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Certificate Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of receipt by the Seller or the Trustee of written notice that such Certificate has been acquired by a bona fide purchaser, the Seller shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Series, tenor and Fractional Undivided Interest. Upon the issuance of any new Certificate under this Section, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar and of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund relating to the particular Series for which such replacement Certificate was issued, as if originally issued, whether or not the Certificate believed to be lost, stolen or destroyed shall be found at any time.

         5.04. Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration or transfer, the Seller, the Trustee, the Certificate Registrar and any agent of the Seller, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01(b) and for all other purposes whatsoever, and neither the Seller, the Trustee, the Certificate Registrar nor any agent of the Seller, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


VI                                 LIABILITY

         6.01. Liability of the Seller, the Loan Seller and the Master
         Servicer.

         The Seller, the Loan Seller and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller, the Loan Seller and the Master Servicer herein.

         6.02. Merger; Consolidation or Conversion of the Seller or the Master Servicer.

         Except in connection with a merger or consolidation permitted by this
Section 6.02, the Seller, the Loan Seller and the Master Servicer (except as contemplated in the announcement dated June 23, 1997 regarding the acquisition of the Master Servicer by Dime Bancorp, Inc by means of a stock for stock exchange) each will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         Any Person into which the Seller, the Loan Seller or the Master Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Seller, the Loan Seller or the Master Servicer shall be a party, or any Person succeeding to the business of the Seller, the Loan Seller or the Master Servicer shall be the successor of the Seller, the Loan Seller or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Any Person into which the Seller, Loan Seller or Master Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Seller, Loan Seller or Master Servicer shall be a party, as the case may be, or any Person succeeding to the business of the Seller, Loan Seller or Master Servicer (including by a transfer of servicing portfolio or operations by the Loan Seller or Master Servicer), shall be the successor of the Seller, Loan Seller or Master Servicer hereunder, as the case may be, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Loan Seller or Master Servicer must meet the criteria set forth in Section
7.02 for a successor Master Servicer and shall be qualified to sell mortgage loans to and service mortgage loans for FNMA or FHLMC.

         6.03. Limitation on Liability of the Seller, the Master Servicer and Others.

         Neither the Seller, the Master Servicer nor any of the directors, officers, employees or agents of the Seller or the Master Servicer shall be under any liability to any Trust Fund or the related Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer pursuant to Section 3.01 or any other Section hereof; and provided further that this provision shall not protect the Seller, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer and any director, officer, employee or agent of the Seller or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller, the Master Servicer and any director, officer, employee or agent of the Seller or the Master Servicer shall be indemnified and held harmless by any Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates INCLUDING ANY LOSS, LIABILITY OR EXPENSE CAUSED BY ANY INDEMNIFIED PARTY'S OWN NEGLIGENCE, other than any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific mortgage loan or mortgage loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under Section 3.01, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Master Servicer's obligations under
Section 3.01) shall be expenses, costs and liabilities of the applicable Trust Fund, and the Seller and the Master Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Certificate Account.

         6.04. Limitation on Resignation of the Master Servicer.

         The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not, in and of itself, result in a withdrawal or downgrading of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning Master Servicer) to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.


VII                         MASTER SERVICER DEFAULT

         7.01. Events of Default.

         "Event of Default", wherever used herein, means any one of the following events:

         (i) any failure by the Master Servicer to remit to the Trustee for distribution to the Certificateholders any payment (other than an Advance) required to be made under the terms of the Certificates of a Series or this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Seller or the Loan Seller (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Seller and the Trustee by the Holders of Certificates of such Series evidencing Fractional Undivided Interests aggregating not less than 25% of the applicable Trust Fund; or

         (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement (including any breach of the Master Servicer's representations and warranties pursuant to Section 2.03(a) which materially and adversely affects the interests of the Certificateholders of a Series) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Seller or the Loan Seller (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Seller and the Trustee by the Holders of Certificates of the affected Series evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund for the affected Series; or

         (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

         (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

         (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.03(b) and shall fail to deposit in the Certificate Account on any Certificate Account Deposit Date by the time required therein an amount equal to any required Advance in accordance with the procedures set forth in Section 4.03(b).

         If an Event of Default described in clauses (i) - (v) of this Section shall occur with respect to a Series (each event described in clauses (iii) -
(v) of this Section to be deemed to occur with respect to each Series if such event occurs), then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Seller or the Trustee may, and at the direction of the Holders of Certificates of such Series evidencing Fractional Undivided Interests aggregating not less than 51%, the Trustee shall, by notice to the Master Servicer (and to the Seller and the Loan Seller if given by the Trustee or to the Trustee and the Loan Seller if given by the Seller terminate all of the rights and obligations of the Master Servicer (but not as Loan Seller in the event they are the same Person) under this Agreement and in and to the applicable Trust Fund, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer, the Seller and the Loan Seller, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the applicable Trust Fund, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a holder thereof) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the


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



Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its appointed agent for administration by it of all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial Account, the Excess Proceeds Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received on it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the applicable Trust Fund or this Agreement.

         Notwithstanding any termination of the activities of North American Mortgage Company ("NAMC") in its capacity as Master Servicer hereunder, NAMC shall be entitled to receive, out of any Late Collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating NAMC's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which NAMC would have been entitled pursuant to Sections 3.11(ii), (iii), (iv), (v) and (viii) as well as its Servicing Fee in respect thereof, and any other amounts payable to NAMC hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         7.02. Trustee to Act; Appointment of Successor.

         On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer including the obligation to make Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section
2.03 and its obligations to deposit amounts in respect of losses pursuant to Sections 3.12 and 4.01(e)) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 4.03 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if the Master Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act (exclusive of the obligations set forth in Section 4.03) or if the Holders of Certificates of a Series evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund for a Series so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any mortgage loan servicing institution (acceptable to the Rating Agencies) having a net worth of not less than $10,000,000 (or other amount acceptable to the Rating Agencies) as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Loan Seller, the Seller, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         Any successor, including the Trustee, to the Master Servicer shall maintain in force during its term as master servicer hereunder policies and fidelity bonds to the same extent as the Master Servicer is so required pursuant to Section 3.18.

         7.03. Notification to Certificateholders.

                  (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt notice thereof to Certificateholders.

                  (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         7.04. Waiver of Events of Default.

         The Holders of Certificates of each Series evidencing Fractional Undivided Interests aggregating not less than 662/3% affected by a default or Event of Default hereunder, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of
Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section
7.04 shall affect the Holders of Certificates in the manner set forth in the third paragraph of Section 11.01 or have a material adverse affect on any non-consenting Certificateholder. Upon any such waiver of a default or Event of Default as provided above, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.


VIII                         CONCERNING THE TRUSTEE

         8.01. Duties of Trustee.

         The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs unless it is acting as Master Servicer, in which case it shall use the degree of care and skill as is required of the Master Servicer under this Agreement. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall request that the presenting Person have the instrument corrected.

         The Trustee shall sign on behalf of each Trust Fund any tax return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws.

         The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of either the Lower REMIC or the Upper REMIC as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on any Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

         The Trustee shall cooperate to the extent practicable, with the Seller in the preparation of any information, for the Holder of any Certificate, which the Seller in its sole discretion deems necessary and appropriate for purposes of satisfying applicable information reporting requirements under Rule 144A or otherwise.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

         (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

         (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it with respect to a Series in good faith in accordance with the direction of Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

         8.02. Certain Matters Affecting the Trustee.

               Except as otherwise provided in Section 8.01:

                  (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) The Trustee may consult with counsel and on the advice of such counsel any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

                  (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (e) Prior to the occurrence of an Event of Default with respect to a Series hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not, with respect to such

                           Series, be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates of such Series evidencing Fractional Undivided Interests aggregating not less than 25% of the applicable Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand; and

                  (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, affiliates, custodians or attorneys; provided that the Trustee shall remain directly liable with respect to the execution of such trusts or powers and the performance of such duties without regard to the presence of such agents or attorneys.

         8.03. Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates, other than the signature of the Trustee on the Certificates and the certificate of authentication, shall be taken as the statements of the Seller or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document, other than the signature of the Trustee on the Certificates and the Certificate of Authentication. The Trustee shall not be accountable for the use or application by the Seller or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Loan Seller in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account, the Excess Proceeds Account or the Certificate Account or any other account by or on behalf of the Seller or the Master Servicer, other than any funds on deposit with the Trustee held by or on behalf of the Trustee in accordance with Section 3.10.

         8.04. Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         8.05. Master Servicer to Pay Trustee's Fees.

         The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder or of the Trustee. Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by any Trust Fund and held harmless against any claim, loss, liability or expense incurred in connection with any Event of Default, any breach of this Agreement, any claim or legal action, including any pending or threatened claim or legal action relating to the acceptance or administration of its trusts hereunder or the Certificates, other than any claim, loss, liability or expense incurred in connection with a breach constituting willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder. The provisions of this Section 8.05 shall survive the resignation or removal of the Trustee and the termination of this Agreement.

         The Master Servicer shall indemnify, defend, and hold harmless the Trustee, its directors, employees, officers, and agents, from and against all losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained, except to the extent that such loss, claim, damage, or liability:
(a) shall be due to the willful misfeasance, bad faith, or negligence of the Trustee, its directors, employees, officers, and agents, or (b) shall be one as to which any Trust Fund is required to indemnify the Trustee. Indemnification under this Section shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive the termination of this Agreement and of the Master Servicer for actions or inactions by the Master Servicer when it acted as such.

         8.06. Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to each Rating Agency rating the Securities. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and its affiliates, Loan Seller and its affiliates or the Master Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

         8.07. Resignation and Removal of the Trustee.

         The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Seller, the Master Servicer and to all Certificateholders; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Seller. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not acceptable to a Rating Agency, then the Master Servicer may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Seller.

         The Holders of Certificates of each Series evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund for each such Series may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Seller.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

         The costs and expenses incurred in connection with the resignation or removal of the Trustee shall be paid by the Trustee.

         8.08. Successor Trustee.

         Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

         8.09. Merger or Consolidation of Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         8.10. Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of any Trust Fund or property securing the same may at the time be located, the Seller and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of such Trust Fund, and to vest in such Person or Persons, in such capacity, such title to such Trust Fund, or any part thereof, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Seller and the Trustee may consider necessary or desirable. If the Seller shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to any Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


IX                               TERMINATION

         9.01. Termination Upon Repurchase or Liquidation of All Mortgage
               Loans.

         Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligations of the Master Servicer to the Trustee pursuant to Section 8.05 and of the Master Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Master Servicer or the Issuer of all Mortgage Loans and each REO Property in respect thereof remaining in each Trust Fund at a price at the Repurchase Price; and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in each Trust Fund (or the disposition of all REO Property in respect thereof); provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. In the case of any repurchase by the Master Servicer pursuant to clause (i), the Master Servicer shall include in such repurchase price the amount of any Advances that will be reimbursed to the Master Servicer pursuant to Section 3.11(iii) and the Master Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Mortgage Loans and related Mortgage Files and related records to the Master Servicer.

         The right of the Master Servicer or the Issuer to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the aggregate Stated Principal Balance of such Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date and may be exercised (a) by the Master Servicer on an Optional Termination Date on giving to the Trustee and the Issuer not less the 5 Business Days' prior written notice of the exercise of such option and (b) in the event that the Master Servicer does not give such notice with respect to any Optional Termination Date, by the Issuer on such Optional Termination Date on giving not less than 2 Business Days' prior written notice to the Trustee and the Master Servicer. If such right is exercised, the Master Servicer or the Issuer, as applicable, upon such repurchase shall provide to the Trustee, the certification required by
Section 3.16.

         Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Issuer, as applicable, by letter to the Trustee and the Certificateholders mailed (a) in the event such notice is given in connection with the Master Servicer's election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. In the event such notice is given in connection with the Master Servicer's election to repurchase, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account on the Business Day immediately preceding the Distribution Date specified in such notice an amount equal to the above-described repurchase price payable out of its own funds. Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders the amount otherwise distributable on such Distribution Date. Upon certification to the Trustee by a Servicing Officer, following such final deposit, the Trustee shall promptly release the Mortgage Files as directed by the Master Servicer for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Master Servicer as being necessary to effectuate such transfer.

         In the event that all of the Certificateholders of a Series shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining Certificateholders instructing such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Seller, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If, within nine months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Seller shall be entitled to all unclaimed funds and other assets of the applicable Trust Fund, respectively, which remain subject hereto.

         In addition and without prejudice to the foregoing, the respective obligations of the Seller, the Master Servicer, the Loan Seller and the Trustee created hereby may be terminated in respect of one or more Series of Certificates on any date occurring after maturity of the Securities and the release of the Certificates from any pledge securing the Securities. Termination in the foregoing circumstances shall be effected upon receipt by the Trustee of written notice from 100% of the Certificateholders of the related Series of Certificate or Certificates requiring termination of this Agreement in respect of such Series of Certificate or Certificates and requesting the transfer of any Trust Fund to them in the manner specified in such notice.

         9.02. Additional Termination Requirements.

         In the event the Master Servicer repurchases the Mortgage Loans as provided in Section 9.01, the Lower REMIC and, in turn, the Upper REMIC shall be terminated in accordance with the following additional requirements, unless the Master Servicer, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure to comply with the requirements of this
Section 9.02 will not (i) result in the imposition of taxes on the net income derived from "prohibited transactions" of either the Lower REMIC or the Upper REMIC, as defined in Section 860F of the Code or (ii) cause either the Lower REMIC or Upper REMIC to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are outstanding:

                  (a) The Trustee shall establish a 90-day liquidation period for the REMICs and specify the first day of such period in a statement attached to the final Tax Returns of the REMICs pursuant to Treasury Regulation Section 1.860F-1. The Trustee shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer; and

                  (b) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the non-cash assets of the Lower REMIC and the Upper REMIC for cash.


X                                  [RESERVED]




XI                          MISCELLANEOUS PROVISIONS

         11.01. Amendment.

         This Agreement may be amended from time to time by the Seller, the Master Servicer, the Loan Seller and the Trustee without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (iii) to amend this Agreement in any respect subject to the provisions below, (iv) to modify, eliminate, or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualifications of the Upper REMIC and the Lower REMIC as REMICs under the Code at all times that any Certificates are outstanding, or (v) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, otherwise is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to any Trust Fund at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment).

         This Agreement may also be amended with respect to a Series from time to time by the Seller, the Master Servicer, the Loan Seller and the Trustee with the consent of the Holders of Certificates of such Series evidencing Fractional Undivided Interests aggregating not less than 662/3% for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Series of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Series evidencing Fractional Undivided Interests equal to 100% of the Trust Fund relating to such Series, or (iii) reduce the aforesaid percentage of Certificates of a Series the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Loan Seller or the Master Servicer or any affiliate thereof shall be taken into account when calculating Fractional Undivided Interests with respect to matters described in (i), (ii) and (iii) of this paragraph.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Securities pursuant to the REMIC Provisions or cause either the Lower REMIC or the Upper REMIC to fail to qualify as a REMIC at any time that any of the Certificates are outstanding.

         Promptly after the execution of any such amendment the Trustee shall furnish a statement describing the amendment to each Certificateholder.

         It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of an Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

         The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         11.02. Recordation of Agreement; Counterparts.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at the expense of the Seller on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         11.03. Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or any Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of any Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder of a Series shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of any Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Loan Seller or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of

Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of such Series shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         11.04. Governing Law.

         This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York without reference to any choice of law doctrine (but with reference to Section 5- 1401 of the New York General Obligations Law, which by its terms is applicable to this Agreement) the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         11.05. Notices.

         All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Seller, 2711 N. Haskell Avenue, Suite 1000, Dallas, Texas 75204, Attention:
Wade Walker, or such other address as may hereafter be furnished to the Trustee and the Master Servicer in writing by the Seller, (b) in the case of the Trustee, to the Corporate Trust Office, Attention: CMCSC IV/NAMC 1997-3 or such other address as may hereafter be furnished to the Master Servicer and the Seller in writing by the Trustee, (c) in the case of the Master Servicer, North American Mortgage Company, 3883 Airway Drive, AU 750A, Santa Rosa, California, 95403, Attention: Lynn Pelletier, or such other address as may hereafter be furnished to the Seller and the Trustee in writing and (d) in the case of the Loan Seller, North American Mortgage Company, 3883 Airway Drive, AU 750A, Santa Rosa, California, 95403, Attention: Marilyn Hardin, or such other address as may hereafter be furnished to the Trustee, the Master Servicer and the Seller in writing. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         11.06. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         11.07. Successors and Assigns; Third Party Beneficiary.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders.

         11.08. Article and Section Headings.

         The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         11.09. Notice to Rating Agencies and Certificateholder.

         The Trustee shall use its best efforts to promptly provide notice to each Rating Agency referred to below with respect to each of the following of which it has actual knowledge:

                  1.       Any material change or amendment to this Agreement;

                  2. The occurrence of any Event of Default that has not been cured;

                  3. The resignation or termination of the Master Servicer or the Trustee;

                  4.       The repurchase of Mortgage Loans pursuant to Section
                           2.03;

                  5.       The final payment to Certificateholders; and

                  6. Any change in the location of the Custodial Account, the Excess Proceeds Account or the Certificate Account.

         In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

                  1.       Each report to Certificateholders described in
                           Section 4.02; and

                  2. Each annual independent public accountants' servicing report described in Section 3.20.

         Any such notice pursuant to this Section 11.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to (i) in the case of Standard & Poor's, 25 Broadway, New York, New York 10007, Attention:
Surveillance Department, and (ii) in the case of DCR, 55 E. Monroe Street, 38th

Floor, Chicago, Illinois 60603, Attention: MBS Monitoring, or, in each case, such other address as such Rating Agency may designate in writing to the parties thereto.

         IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                                  CMC SECURITIES CORPORATION IV,
                                      as Seller


                                  By:
                                     ---------------------------------------
                                  Name:
                                       -------------------------------------
                                  Title:
                                        ------------------------------------

                                  NORTH AMERICAN MORTGAGE COMPANY,
                                      as Master Servicer and as Loan Seller


                                  By:
                                     ---------------------------------------
                                  Name:
                                       -------------------------------------
                                  Title:
                                        ------------------------------------

                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                      as Trustee


                                  By:
                                     ---------------------------------------
                                  Name:
                                       -------------------------------------
                                  Title:
                                        ------------------------------------


Pooling and Servicing Agreement - Signature Page

STATE OF TEXAS           )
                         ) ss.:
COUNTY OF DALLAS         )

         On the ____ day of ___________, 1997 before me, a notary public in and for said State, personally appeared _____________________________, known to me to be an Officer of CMC Securities IV, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                          ---------------------------
                                                Notary Public


[Notarial Seal]


STATE OF CALIFORNIA      )
                         ) ss.:
COUNTY OF SONOMA         )

         On the ______ day of ___________, 1997 before me, a notary public in and for said State, personally appeared Marilyn Hardin, known to me to be a Senior Vice President of North American Mortgage Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                          ---------------------------
                                                Notary Public

[Notarial Seal]

STATE OF TEXAS         )
                       )  ss.:
CITY OF DALLAS         )

         On the _____ day of ____________, 1997 before me, a notary public in and for said State, personally appeared Richard C. Tarnas, known to me to be a Vice President of The First National Bank of Chicago, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                          ---------------------------
                                                Notary Public


[Notarial Seal]

                                  EXHIBIT A-1

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                           CMO MORTGAGE PASS-THROUGH
                       CERTIFICATE, SERIES 1997-NAMC 3-A

           evidencing a beneficial interest in a pool of conventional single-family loans transferred to the Trustee
                              referred to below by

                         CMC SECURITIES CORPORATION IV

                                  serviced by

                        NORTH AMERICAN MORTGAGE COMPANY
                               as Master Servicer

              (This Certificate does not represent an interest in
                or obligation of CMC Securities Corporation IV,
                        North American Mortgage Company,
                 Capstead Mortgage Corporation or the Trustee)

No. 1                                              100/100th Undivided Interest

         This certifies that The First National Bank of Chicago, is the registered owner of a 100/100th Fractional Undivided Interest in a pool of conventional single-family mortgage loans (the "Mortgage Loans") assigned to the series referred to above (the "Series") of Certificates (the "Loan Group") and transferred to the Trustee referred to below by CMC Securities Corporation IV ("CMCSC IV"), and serviced by North American Mortgage Company, as Master Servicer. The Loan Group was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") among CMCSC IV, North American Mortgage Company as Master Servicer and Loan Seller (the "Master Servicer" or "Loan Seller") and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. Mortgage Loans identified as Group I Mortgage Loans on the Mortgage Loan Schedule attached as Exhibit F to the Pooling and Servicing Agreement, having an aggregate principal amount of $149,306,493.81 as of September 1, 1997 (the "Cut-off Date"), after deducting all payments due on or before the Cut-off Date, were transferred and assigned to the Loan Group for this Series. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.


                                     A-1-1

         Pursuant to the Agreement, the Trustee will distribute on the Business Day prior to the 25th day of the month (each, a "Distribution Date"), commencing in October, 1997, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), such Person's pro rata share (based on the aggregate Fractional Undivided Interest evidenced by this Certificate) of the aggregate amount required to be distributed to the Holders of the Series 1997-NAMC 3-A Certificates pursuant to
Section 4.01(b) of the Agreement. For the purposes hereof, amounts received in connection with the liquidation of defaulted Mortgage Loans in the Loan Group through Insurance Proceeds, foreclosure or trustee's sales proceeds or otherwise, shall be deemed to be amounts received on Mortgage Loans in the Loan Group.

         Distributions on this Certificate will be made by the Trustee by wire transfer in immediately available funds for the account of the Person entitled thereto as specified by such Person in accordance with the terms of the Agreement or by such other method as shall be acceptable to both the Trustee and such Person. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the City of New York, State of New York.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth above (herein called the "Certificates") and representing the Fractional Undivided Interest in the Trust Fund created pursuant to the Agreement.

         The Certificates do not represent an obligation of, or an interest in, CMCSC IV, the Master Servicer, or the Trustee and are not insured or guaranteed by the Government National Mortgage Association or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans in the Loan Group, all as more specifically set forth hereinabove and in the Agreement.

         As provided in the Agreement, withdrawals from the Certificate Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of certain expenses incurred, by them in connection with the Mortgage Loans in the Loan Group.

         The Agreement permits, with respect to this Series and with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer and the rights of the Certificateholders of this Series under the Agreement at any time by CMCSC IV, the Master Servicer and the Trustee with the consent of the holders of Certificates of this Series evidencing Fractional Undivided Interests aggregating not less than 66% of the Trust Fund. Any such amendment or modification shall be effective only as to this Series. Any consent to such an amendment or modification by the holder of this Certificate shall be conclusive and


                                     A-1-2
binding on such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefore or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates of this Series.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Certificate Registrar, which initially is The First National Bank of Chicago, as Certificate Trustee, upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the holder hereof or such holder as attorney duly authorized in writing, and thereupon one or more new Certificates of this Series of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons. As provided in the Agreement and subject to certain limitations therein set forth, Certificates in this Series are exchangeable for new Certificates of this Series of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust Fund, as requested by the holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         CMCSC IV, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Master Servicer, the Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither CMCSC IV, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Loan Seller) of the last Mortgage Loan in the Loan Group or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan in the Loan Group, and (ii) the payment to Certificateholders of this Series of all amounts held on their behalf and required to be paid to them pursuant to the Agreement. The Master Servicer or CMCSC IV may effect early retirement of the Certificates of this Series by exercising its right under the Agreement to repurchase all the Mortgage Loans in the Loan Group and the related Trust Property in the event that the aggregate outstanding principal balance of the Mortgage Loans in the Loan Group is less than five percent (5%) of the adjusted aggregate principal balance of the Mortgage Loans in the Loan Group at the Cut-off Date.

         The Trustee's signature shall be for authentication purposes only and neither the Trustee nor any person signing on its behalf shall have liability on this Certificate (other than for the certificate of authentication).


                                     A-1-3

         IN WITNESS WHEREOF, CMCSC IV has caused this Certificate to be duly executed under its official seal.

                                        CMC SECURITIES CORPORATION IV


                                        By:
                                           ------------------------------
                                           Name:
                                                -------------------------
                                           Title:
                                                 ------------------------



[Seal]

Attest



-----------------------------
Assistant Secretary


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                                       This is one of the Certificates referred to in the within-mentioned Agreement.


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Trustee


                                       By:
                                          ------------------------------
                                          Name:
                                               -------------------------
                                          Title:
                                                ------------------------

Dated:   September 30, 1997



                                     A-1-4

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee)

a Fractional Undivided Interest equal to ______________________ of the Fractional Undivided Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register.

         I (we) further direct the Certificate Registrar to issue a new Certificate of like Series of a Fractional Undivided Interest equal to _____________________________________________________________, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________
_______________________________________________________________________________

Dated:  ___________________


                                    -------------------------------------------
tax identification                  Signature by or on behalf of assignor
no. of assignee:                    (signature must be signed as registered)



------------------                  -------------------------------------------
                                    (signature must be guaranteed by a
                                    commercial bank or trust company or a
                                    member firm of a major stock exchange)


         The assignee should include the following for the information of the
Trustee:

         Distributions shall be made by wire transfer in immediately available funds to _________________________ for the account of account number ________________________, or, if mailed by check, to ________________.
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________.


         This information is provided by _____________________________ the assignee named above, or _____________________________________ as its agent.




                                     A-1-5

                                  EXHIBIT A-2

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                           CMO MORTGAGE PASS-THROUGH
                       CERTIFICATE, SERIES 1997-NAMC 3-B

           evidencing a beneficial interest in a pool of conventional single-family loans transferred to the Trustee
                              referred to below by

                         CMC SECURITIES CORPORATION IV

                                  serviced by

                        NORTH AMERICAN MORTGAGE COMPANY
                               as Master Servicer

              (This Certificate does not represent an interest in
                or obligation of CMC Securities Corporation IV,
                        North American Mortgage Company,
                 Capstead Mortgage Corporation or the Trustee)

No. 1                                              100/100th Undivided Interest

         This certifies that The First National Bank of Chicago, is the registered owner of a 100/100th Fractional Undivided Interest in a pool of conventional single-family mortgage loans (the "Mortgage Loans") assigned to the series referred to above (the "Series") of Certificates (the "Loan Group") and transferred to the Trustee referred to below by CMC Securities Corporation IV ("CMCSC IV"), and serviced by North American Mortgage Company, as Master Servicer. The Loan Group was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") among CMCSC IV, North American Mortgage Company as Master Servicer and Loan Seller (the "Master Servicer" or "Loan Seller") and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. Mortgage Loans identified as Group 2 Mortgage Loans on the Mortgage Loan Schedule attached as Exhibit F to the Pooling and Servicing Agreement, having an aggregate principal amount of $131,985,226.85 as of September 1, 1997 (the "Cut-off Date"), after deducting all payments due on or before the Cut-off Date, were transferred and assigned to the Loan Group for this Series. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.


                                     A-2-1

         Pursuant to the Agreement, the Trustee will distribute on the Business Day prior to the 25th day of the month (each, a "Distribution Date"), commencing in October, 1997, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), such Person's pro rata share (based on the aggregate Fractional Undivided Interest evidenced by this Certificate) of the aggregate amount required to be distributed to the Holders of the Series 1997-NAMC 3-B Certificates pursuant to
Section 4.01(b) of the Agreement. For the purposes hereof, amounts received in connection with the liquidation of defaulted Mortgage Loans in the Loan Group through Insurance Proceeds, foreclosure or trustee's sales proceeds or otherwise, shall be deemed to be amounts received on Mortgage Loans in the Loan Group.

         Distributions on this Certificate will be made by the Trustee by wire transfer in immediately available funds for the account of the Person entitled thereto as specified by such Person in accordance with the terms of the Agreement or by such other method as shall be acceptable to both the Trustee and such Person. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the City of New York, State of New York.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth above (herein called the "Certificates") and representing the Fractional Undivided Interest in the Trust Fund created pursuant to the Agreement.

         The Certificates do not represent an obligation of, or an interest in, CMCSC IV, the Master Servicer, or the Trustee and are not insured or guaranteed by the Government National Mortgage Association or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans in the Loan Group, all as more specifically set forth hereinabove and in the Agreement.

         As provided in the Agreement, withdrawals from the Certificate Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of certain expenses incurred, by them in connection with the Mortgage Loans in the Loan Group.

         The Agreement permits, with respect to this Series and with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer and the rights of the Certificateholders of this Series under the Agreement at any time by CMCSC IV, the Master Servicer and the Trustee with the consent of the holders of Certificates of this Series evidencing Fractional Undivided Interests aggregating not less than 66% of the Trust Fund. Any such amendment or modification shall be effective only as to this Series. Any consent to such an amendment or modification by the holder of this Certificate shall be conclusive and


                                     A-2-2
binding on such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefore or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates of this Series.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Certificate Registrar, which initially is The First National Bank of Chicago, as Certificate Trustee, upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the holder hereof or such holder as attorney duly authorized in writing, and thereupon one or more new Certificates of this Series of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons. As provided in the Agreement and subject to certain limitations therein set forth, Certificates in this Series are exchangeable for new Certificates of this Series of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust Fund, as requested by the holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         CMCSC IV, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Master Servicer, the Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither CMCSC IV, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Loan Seller) of the last Mortgage Loan in the Loan Group or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan in the Loan Group, and (ii) the payment to Certificateholders of this Series of all amounts held on their behalf and required to be paid to them pursuant to the Agreement. The Master Servicer or CMCSC IV may effect early retirement of the Certificates of this Series by exercising its right under the Agreement to repurchase all the Mortgage Loans in the Loan Group and the related Trust Property in the event that the aggregate outstanding principal balance of the Mortgage Loans in the Loan Group is less than five percent (5%) of the adjusted aggregate principal balance of the Mortgage Loans in the Loan Group at the Cutoff Date.

         The Trustee's signature shall be for authentication purposes only and neither the Trustee nor any person signing on its behalf shall have liability on this Certificate (other than for the certificate of authentication).


                                     A-2-3

         IN WITNESS WHEREOF, CMCSC IV has caused this Certificate to be duly executed under its official seal.

                                        CMC SECURITIES CORPORATION IV


                                        By:
                                           ------------------------------
                                           Name:
                                                -------------------------
                                           Title:
                                                 ------------------------



[Seal]

Attest



-----------------------------
Assistant Secretary


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                                       This is one of the Certificates referred to in the within-mentioned Agreement.


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Trustee


                                       By:
                                          ------------------------------
                                          Name:
                                               -------------------------
                                          Title:
                                                ------------------------

Dated:   September 30, 1997




                                     A-2-4

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
_____________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

a Fractional Undivided Interest equal to ______________________ of the Fractional Undivided Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register.

         I (we) further direct the Certificate Registrar to issue a new Certificate of like Series of a Fractional Undivided Interest equal to
____________________________________________
_____________________________________________, to the above named assignee and deliver such Certificate to the following address:



Dated:  ___________________


                                    -----------------------------------------
tax identification                  Signature by or on behalf of assignor
no. of assignee:                    (signature must be signed as registered)

------------------                  -----------------------------------------
                                    (signature must be guaranteed by a
                                    commercial bank or trust company or a
                                    member firm of a major stock exchange)


         The assignee should include the following for the information of the
Trustee:

         Distributions shall be made by wire transfer in immediately available funds to ______________________________________________________ for the account of account number __________________________________________, or, if mailed by check, to __________________________________________. Applicable statements should be mailed to ______________________________________________________
_________________________________________________________________________.

         This information is provided by _____________________________ the assignee named above, or _____________________________________ as its agent.




                                     A-2-5

                                   EXHIBIT B

                     FORM OF TRUSTEE INITIAL CERTIFICATION

                                     [DATE]

CMC Securities Corporation IV
2711 N. Haskell Avenue, Suite 1000
Dallas, Texas 75204

North American Mortgage Company
3883 Airway Drive
Santa Rosa, California 95403

Re: Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1997, among CMC Securities Corporation IV, as Seller, North American Mortgage Company, as Loan Seller and Master Servicer, and The First National Bank of Chicago, as Trustee, Mortgage Pass-Through Securities, Series 1997-NAMC 3-A and 3-B

Ladies and Gentlemen:

         In accordance with Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in each Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the applicable Mortgage Loan Schedule and has determined that, except as noted on the Schedule of Exceptions attached hereto: (i) all documents required to be included in the Mortgage File are in its possession,
(ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and (iii) based on examination by it, and only as to such documents, the information set forth in items (i)-(vi), (xiv) and (xv) of the definition or description of "Mortgage Loan Schedule" is correct.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability, or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness, or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Trustee.




                                     A-2-6

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:
                                          --------------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------




                                     A-2-7

                                   EXHIBIT C

                      FORM OF TRUSTEE FINAL CERTIFICATION

                                     [DATE]

CMC Securities Corporation IV
2711 N. Haskell Avenue, Suite 1000
Dallas, Texas 75204

North American Mortgage Company
3883 Airway Drive
Santa Rosa, California 95403

Re: Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1997, among CMC Securities Corporation IV, as Seller, North American Mortgage Company, as Loan Seller and Master Servicer, and The First National Bank of Chicago, as Trustee, Mortgage Pass-Through Securities, Series 1997-NAMC 3-A and 3-B

Ladies and Gentlemen:

         In accordance with Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.01.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability, or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness, or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Trustee.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:
                                          --------------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------

                                  EXHIBIT D-1

                          FORM OF REQUEST FOR RELEASE
                                 [For Trustee]

Loan Information

         Name of Mortgagor:             __________________________________

         Master Servicer                __________________________________
         Loan No.:                      __________________________________

Trustee

         Name:                          __________________________________

         Address:                       __________________________________
                                        __________________________________


         Trustee
         Mortgage File No.:             __________________________________


Request for Requesting Documents (check one):

1._____           Mortgage Loan Liquidated.
                           (The Master Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and deposited into the Custodial Account to the extent required pursuant to the Pooling and Servicing Agreement.)

2._____           Mortgage Loan in Foreclosure.

3._____           Mortgage Loan Repurchased Pursuant to Section 9.01 of the
                           Pooling and Servicing Agreement.

4._____ Mortgage Loan Repurchased Pursuant to Article 11 of the Pooling and Servicing Agreement. (The Master Servicer hereby certifies that the repurchase price has been deposited into the Custodial Account pursuant to the Pooling and Servicing Agreement.)

5._____           Other (explain)_____________________________________________


_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________





                                     D-1-1

         The undersigned Master Servicer hereby acknowledges that it has received from The First National Bank of Chicago, as Trustee for the Holders of Mortgage Pass-Through Securities, Series 1997-NAMC 3-A and 3-B, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Pooling and Servicing Agreement"), among CMC Securities Corporation IV, North American Mortgage Company, and the Trustee.

(  )     Promissory Note dated __________,19__, in the original principal sum of $__________, made by _______________, payable to, or endorsed to the order of, the Trustee.

(  )     Mortgage recorded on _________________ as instrument no.__________ in the County Recorder's Office of the County of ______________, State of ____________ in book/reel/docket ____________ of official records at page/image __________.

(  )     Deed of Trust recorded on _______________ as instrument no. __________
         in the County Recorder's Office of the County of __________, State of ___________ in book/reel/docket ___________ of official records at page/image __________.

(  )     Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
         ___________ as instrument no. ____________ in the County Recorder's Office of the County of __________, State of _________ in book/reel/docket ___________ of official records at page/image
         __________.

(  )     Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

(  )     ___________________

(  )     ___________________

(  )     ___________________

(  )     ___________________

The undersigned Master Servicer hereby acknowledges and agrees as follows:

         (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

         (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.



                                     D-1-2

         (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no Ion-per exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Custodial Account and except as expressly provided in the Agreement.

         (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession , custody or control.

                                             NORTH AMERICAN MORTGAGE COMPANY


                                             By:
                                                -------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------


Date:______, 19__



                                     D-1-3

                                  EXHIBIT D-2

                          FORM OF REQUEST FOR RELEASE
                         [Mortgage Loans Paid in Full]

                    OFFICER'S CERTIFICATE AND TRUST RECEIPT
                        MORTGAGE PASS-THROUGH SECURITIES
                          SERIES 1997-NAMC 3-A and 3-B

__________________________ HEREBY CERTIFIES THAT HE/SHE IS AN OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE,
AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:__________________         BORROWER'S NAME:__________________

COUNTY: ______________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE CUSTODIAL ACCOUNT PURSUANT TO SECTION
3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

DATED:____________________             ___________________________________

                                       / /     VICE PRESIDENT

                                      / /      ASSISTANT VICE PRESIDENT



                                     D-2-1

                                   EXHIBIT E

                             [Purchaser Letterhead]

                                     [Date]


[Issuer]
[Certificate Registrar]
         and
[Seller #1]


Ladies and Gentlemen:

         In connection with the purchase by [Purchaser] from [Seller #1] of approximately $________________ aggregate principal amount of Pass-Through Certificates, Capstead Inc. CMO Pass-Through Program, Series 1997-NAMC 3-___ through 1997-NAMC 3-___ ("the Certificates"), administered by Capstead Mortgage Corporation, we hereby represent and covenant to you the following:

         (a) [Purchaser] is acquiring the Certificates for itself and not for any other persons or entity.

         (b) [Purchaser] is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933 and is experienced in making investments in securities comparable to the Certificates.

         (c) [Purchaser] has been furnished with all information regarding the Certificates which it has requested from [Seller #1] or [Issuer].

         (d) [Purchaser] has not offered or sold any of the Certificates to, solicited offers to buy any Certificates from, or otherwise approached or negotiated with respect to the Certificates with, any prospective purchaser, or taken any other action which would result in a violation of Section 5 of the Securities Act of 1933 or any applicable state securities laws.

         (e) [Purchaser] is acquiring the Certificates for investment purposes and not with a view to resale.

         (f) [Purchaser] will not transfer, sell, pledge, encumber or otherwise dispose of the Certificates in any manner which would result in a violation of Section 5 of the Securities Act of 1933 or any applicable state securities laws.

         (g) [Purchaser] (i) is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, (any such plan, trust or account being referred to as a "Plan") and
                  (ii) has not acquired and is not acquiring the Certificates with plan assets, within the meaning of 29 CFR 2510.3-101, of a Plan.


                                             Very truly yours,

                                             [Purchaser]



                                             By:
                                                -------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                   EXHIBIT F

                             MORTGAGE LOAN SCHEDULE



                             INTENTIONALLY OMITTED

                                   EXHIBIT G

                     LOAN DATA REQUIREMENTS - MONTHLY DATA

              CMC Securities Corporation IV, 1997-NAMC 3-A and 3-B

Field               Description
-----               -----------
DEALID              Deal Name (Character)

GROUP               Group Number (1 or 2) (Numeric)

LOAN                Loan Number (Numeric)

BEG_SCHED           Stated Principal Balance as of the Beginning of the Due Period (Numeric)

END_SCHED           Stated Principal Balance as of the End of the Due Period (Numeric)

PMT                 Monthly Payment for the related Due Period (Numeric)

SCHED_I             Interest portion of the Monthly Payment for the related Due Period (Numeric)

SCHED_P             Principal portion of the Monthly Payment for the related Due Period (Numeric)

ADVANC_I            Interest portion of the Advance for the related Due Period determined as of the
                    Determination Date (Numeric)

ADVANC_P            Principal portion of the Advance for the related Due Period determined as of the Determination Date (Numeric)

RATE                Interest Rate used to calculate the Accrued Interest payable in the related Due
                    Period (Numeric)

PREPAY              Prepayments received during the related Prepayment Period (Numeric)

CURTAIL             Curtailments received during the related Prepayment Period (Numeric)

PREP_DAT            Prepayment/Curtailment Date during the related Prepayment Period
                    (19910528) (Character)

PPIS                Prepayment Interest Shortfall (Excess as negative number) (Numeric)

NEXT PAYMENT        Next Payment Due Date as of the Determination Date (19910528) (Character)
DUE DATE

DEL                 Delinquency Code (for following status:  31-60 days, 61-90 days, 91+ days)
                    as of the related Determination Date (Numeric)

STATUS              Status Code (for following status:  foreclosure, bankruptcy, REO) as of the related Determination Date (Numeric)

BOOK                Book Value of REO as of the end of the related Prepayment Period (Numeric)

                                   EXHIBIT H

                     [FORM OF SPECIAL SERVICING AGREEMENT]

                SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT


         This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of __________________, between North American Mortgage Company (the "Company") and ___________ (the "Purchaser").

                             PRELIMINARY STATEMENT

         _____________ is the holder of the entire interest in the CMC Securities Corporation IV Collateralized Mortgage Obligations Series 1997-3, Class _____ (the "Class B Securities"). The Class B Securities were issued pursuant to a Series Supplement dated as of September 1, 1997 among CMC Securities Corporation IV, as Issuer (the "Issuer") and The First National Bank of Chicago, as Trustee.

         Collateral for the Class B Securities is provided by CMC Securities Corporation Pass-Through Certificates 1997-NAMC 3 issued pursuant to a Pooling and Servicing Agreement dated as of September 1, 1997 among the Issuer, as the Seller, the Company, as Master Servicer and Loan Seller, and The First National Bank of Chicago, as Trustee.

         _______________ intends to resell all of the Class B Securities directly to the Purchaser on or promptly after the date hereof.

         In connection with such sale, the parties hereto have agreed that the Company will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

         In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01.  Defined Terms

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

         Collateral Fund: The Fund established and maintained pursuant to
Section 3.01 hereof.

         Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC, (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment the highest short-term ratings by Standard and Poor's ("S&P") or Duff & Phelps Credit Rating Co. ("DCR"), and together with S&P, (the "Rating Agencies") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by the Rating Agencies, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a short term rating of at least A-1 or equivalent by the Rating Agencies or (z) the depository institution or trust company is one that is acceptable to any of the Rating Agencies and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

         Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service or process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deedin-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

         Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

         Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

         Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

         Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

         Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

         Section 1.02.  Definitions Incorporated by Reference

         All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

         Section 2.01.  Reports and Notices

                  (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

                      (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Securityholders pursuant to the Pooling and Servicing Agreement), the [Company][Trustee], shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

                     (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

                  (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i)
(D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and

(2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

                  (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company for any out of pocket expenses.

         Section 2.02.  Purchaser's Election to Delay Foreclosure Proceedings

                  (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), it may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or (ii) if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case, the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

                  (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under
Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business day to respond to any requested additional information. Any such additional information shall (i) be provided only to the extent it is not confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

                  (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

                  (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

                  (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited therein and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

                  (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Master Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Master Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchaser the Mortgage Loan from the Trust at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such purchase price, and (y) to the extent of any deficiency, by wire transfer if immediately available funds from the Purchaser to the Company for deposit in the related Asset Proceeds Account; or (ii) the Master Servicer may proceed with the Commencement of Foreclosure.

                  (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Master Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

         Section 2.03.  Purchaser's Election to Commence Foreclosure Proceedings

                  (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., [New York City] time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

                  (b) Within two Business Days of making any Election to Foreclosure, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business days of the Election to Foreclose subject to Section 3.01.

                  (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Master Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company or the Loan Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company reasonably believes the Mortgaged

Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the Master Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the Master Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such information shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

                  (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Master Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) of such Mortgage Loan shall be released to the Purchaser.

         Section 2.04.  Termination

                  (a) With respect to all Mortgage Loans included in the Trust, the Purchaser's right to make any Election of Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Security Principal Balance of the Class B Securities has been reduced to zero, (ii) if the greater of (x) [43]% (or such lower or higher percentage that represents the Master Servicer's actual historical loss experience with respect to the Mortgage Loan in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Securities, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Securities (whether or not such transferee is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust or
(iv) any breach of the terms of this Agreement by the Purchaser.

                  (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                  ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

         Section 3.01.  Collateral Fund

         Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with the Trustee as a segregated account on its books and records an account (the "Collateral Fund"), entitled "North American Mortgage Company, as Master Servicer, for the benefit of registered holders of Financial Asset Securitization, Inc., Mortgage Participation Securities, Series 1997-NAMC 3." Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority interest granted hereunder for the benefit of the Securityholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

         Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

         Section 3.02.  Collateral Fund Permitted Investments

         The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

         All income and gain realized from any investments as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

         Section 3.03.  Grant of Security Interest

         The Purchaser hereby grants to the Company for the benefit of the Securityholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

         The Purchaser acknowledges the lien on the security interest in the Collateral for the benefit of the Securityholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

         Section 3.04.  Collateral Shortfalls

         In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.



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                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

         Section 4.01.  Amendment

         This Agreement may be amended from time and time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

         Section 4.02.  Counterparts

         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 4.03.  Governing Law

         This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 4.04.  Notices

         All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

                  (a)      in the case of the Company,

                           North American Mortgage Company
                           3883 Airway Drive
                           Santa Rosa, CA 95403

                           Attention:
                           Phone:
                           Fax:

                  (b)      in the case of the Purchaser,

                           _______________________________________
                           _______________________________________
                           _______________________________________
                           _______________________________________
                           Attention:_____________________________

         Section 4.05.  Severability of Provisions

         If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 4.06.  Successors and Assigns

         The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Securityholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

         Section 4.07.  Article and Section Headings

         The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 4.08.  Confidentiality

         The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

         Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

         Section 4.09.  Indemnification

         The Purchaser agrees to indemnify and hold harmless the Company, The Issuer and each person who controls the Company or the Issuer, and each of their respective officers, directors, affiliates and agents acting at the Company's or the Issuer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company or the Issuer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's or the Issuer's obligations under the Pooling and Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Securities. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

         IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                      North American Mortgage Company


                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------





                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------